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                                                         Exhibit 99.B(2)(J)(iii)

                            FUND ACCOUNTING AGREEMENT

     AGREEMENT made as of January 6, 2003, by and between each entity listed on Exhibit A hereto (each, a "Fund"; collectively, the "Funds"), and The Bank of New York, a New York banking organization ("BNY").

                              W I T N E S S E T H:

     WHEREAS, each Fund is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, each Fund desires to retain BNY to provide for the portfolios identified on Exhibit A hereto (each, a "Series") the services described herein, and BNY is willing to provide such services, all as more fully set forth below;

     NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereby agree as follows:

     1.   APPOINTMENT.

     Each Fund hereby appoints BNY as its agent for the term of this Agreement to perform the services described herein. BNY hereby accepts such appointment and agrees to perform the duties hereinafter set forth.

     2.   REPRESENTATIONS AND WARRANTIES.

     Each Fund hereby represents and warrants to BNY, which representations and warranties shall be deemed to be continuing, that:

          (a) It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

          (b) This Agreement has been duly authorized, executed and delivered by the Fund in accordance with all requisite action and constitutes a valid and legally binding obligation of the Fund, enforceable in accordance with its terms;

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          (c)  It is conducting its business in compliance in all material respects with all applicable laws and regulations, both state and federal, and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted; there is no statute, regulation, rule, order or judgment binding on it and except at addressed herein no provision of its charter or by-laws, nor of any mortgage, indenture, credit agreement or other contract binding on it or affecting its property which would prohibit its execution or performance of this Agreement; and

          (d)  To the extent the performance of any services described in
Schedule I attached hereto by BNY that relate to pricing of securities or calculation of net asset value in accordance with the then effective Prospectus (as hereinafter defined) for the Fund would violate any applicable laws or regulations, the Fund shall immediately so notify BNY in writing and thereafter shall either furnish BNY with the appropriate values of securities, net asset value or other computation, as the case may be, or, subject to the prior approval of BNY which BNY shall not unreasonably withhold, instruct BNY in writing to value securities and/or compute net asset value or other computations in a manner the Fund specifies in writing, and either the furnishing of such values or the giving of such instructions shall constitute a representation by the Fund that the same is consistent with all applicable laws and regulations and with its Prospectus.

     3.   DELIVERY OF DOCUMENTS.

          (a) Each Fund will promptly deliver to BNY true and correct copies of each of the following documents as currently in effect and will promptly deliver to it all future amendments and supplements thereto, if any:

               (i) The Fund's Declaration of Trust or other organizational document and all amendments thereto (the "Charter");

               (ii)     The Fund's bylaws (the "Bylaws");

               (iii) Resolutions of the Fund's board of trustees or other governing body (the "Board") authorizing the execution, delivery and performance of this Agreement by the Fund;

               (iv) The Fund's registration statement most recently filed with the

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Securities and Exchange Commission (the "SEC") relating to the shares of the
Fund (the "Registration Statement");

               (v) The Fund's Notification of Registration under the 1940 Act on Form N-8A filed with the SEC; and

               (vi) The Fund's Prospectus and Statement of Additional Information pertaining to the Series (collectively, the "Prospectus").

          (b) Each copy of the Charter shall be certified by the Secretary of State (or other appropriate official) of the state of organization, and if the Charter is required by law also to be filed with a county or other officer or official body, a certificate of such filing shall be filed with a certified copy submitted to BNY. Each copy of the Bylaws, Registration Statement and Prospectus, and all amendments thereto, and copies of Board resolutions, shall be certified by the Secretary or an Assistant Secretary of the appropriate Fund.

          (c) It shall be the sole responsibility of each Fund to deliver to BNY its currently effective Prospectus and BNY shall not be deemed to have notice of any information contained in such Prospectus until it is actually received by BNY.

     4.   DUTIES AND OBLIGATIONS OF BNY.

          (a) Subject to the direction and control of each Fund's Board and the provisions of this Agreement, BNY shall provide daily to each Fund and each Series specified on Exhibit A attached hereto the services described in Schedule I, as such schedule may be amended from time to time. Subject to the provisions of this Agreement, BNY shall compute the net asset value per share of each class of shares ("Class") of each Series of the Fund and shall value the securities held by the Fund (the "Securities") at such times and dates and in the manner specified in the then currently effective Prospectus of the Fund. To the extent valuation of Securities or computation of a net asset value of a Series or Class, in accordance with the valuation procedures applicable to the calculation of such net asset values as approved by the Fund's Board and as specified in the Fund's then currently effective Prospectus, is at any time inconsistent with any applicable laws or regulations, the Fund shall immediately so notify BNY in writing and thereafter shall either furnish BNY at all appropriate times with the values of such Securities and the net asset value of each Class of each Series', or subject to the prior approval of BNY, which

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BNY shall not unreasonably withhold, instruct BNY in writing to value Securities and compute the net asset value of each Class of each Series' in a manner which the Fund then represents in writing to be consistent with all applicable laws and regulations. The Fund may also from time to time instruct BNY in writing to compute the value of the Securities or a Series' or Class' net asset value in a manner other than as specified in this paragraph. By giving such instruction, the Fund shall be deemed to have represented that such instruction is consistent with all applicable laws and regulations and the then currently effective Prospectus of the Fund. The Fund shall have sole responsibility for determining the method of valuation of Securities and the method of computing each Series' and Class' net asset value.

          (b) In performing hereunder, BNY shall provide, at its expense, office space, facilities, equipment and personnel.

          (c) BNY shall not provide any services relating to the management, investment advisory or sub-advisory functions of any Fund, distribution of shares of any Fund, maintenance of any Fund's financial records other than those listed on Schedule 1 or other services normally performed by the Funds' respective counsel or independent auditors.

          (d) Upon receipt of a Fund's prior written consent (which shall not be unreasonably withheld), BNY may delegate any of its duties and obligations hereunder to any delegee or agent whenever and on such terms and conditions as it deems necessary or appropriate. Notwithstanding the foregoing, no Fund consent shall be required for any such delegation to any other subsidiary of The Bank of New York Company, Inc. BNY shall not be liable to any Fund for any loss or damage arising out of, or in connection with, the actions or omissions to act of any delegee or agent utilized hereunder other than a delegee or agent which is a subsidiary or the Bank of New York Company, Inc. so long as BNY acts in good faith and without negligence or wilful misconduct in the selection of such delegee or agent. With respect to any delegee or agent which is a subsidiary of The Bank of New York Company, Inc., BNY shall be deemed to have committed any act or omission of such delegee.

          (e) Each Fund shall cause its officers, advisors, sponsor, distributor, legal counsel, independent accountants, current administrator (if any) and transfer agent to cooperate with BNY and to provide BNY, upon request, with such information, documents and advice

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relating to such Fund as is within the possession or knowledge of such persons and is reasonably believed by BNY to be necessary or appropriate in order for BNY to perform its duties hereunder. In connection with its duties hereunder, BNY shall be entitled to rely, and shall be held harmless by each Fund when acting in reliance, upon the instructions, advice or any documents relating to such Fund provided to BNY by a Fund's officers, advisors, sponsor, distributor, legal counsel, independent accountants, current administrator (if any) and transfer agent and reasonably believed to be accurate by BNY. BNY shall not be liable for any loss, damage or expense resulting from or arising out of the failure of the Fund to cause any information, documents or advice to be provided to BNY as provided herein. All fees or costs charged by such persons shall be borne by the appropriate Fund.

          (f) Nothing in this Agreement shall limit or restrict BNY, any affiliate of BNY or any officer or employee thereof from acting for or with any third parties, and providing services similar or identical to some or all of the services provided hereunder.

          (g) Each Fund shall furnish BNY with any and all instructions, explanations, information, specifications and documentation deemed reasonably necessary by BNY in the performance of its duties hereunder, including, without limitation, the amounts or written formula for calculating the amounts and times of accrual of Fund liabilities and expenses and BNY shall comply with any such instructions, explanations, information, specifications, and documentation. BNY shall not be required to include as Fund liabilities and expenses, nor as a reduction of net asset value, any accrual for any federal, state, or foreign income taxes unless the Fund shall have specified to BNY the precise amount of the same to be included in liabilities and expenses or used to reduce net asset value. Each Fund shall also furnish BNY with bid, offer, or market values of Securities if BNY notifies such Fund that same are not available to BNY from a security pricing or similar service utilized, or subscribed to, by BNY which BNY in its judgment deems reliable at the time such information is required for calculations hereunder. At any time and from time to time, the Fund also may furnish BNY with bid, offer, or market values of Securities and instruct BNY to use such information in its calculations hereunder. BNY shall at no time be required or obligated to commence or maintain any utilization of, or subscriptions to, any particular securities pricing or similar service, but shall be required and obligated to maintain a subscription or access to at least one securities pricing or similar service.

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          (h)  BNY may apply to an officer of any Fund for written instructions with respect to any matter arising in connection with BNY's performance hereunder for such Fund, and BNY shall not be liable for any action reasonably taken or omitted to be taken by it in good faith in accordance with such instructions. Such application for instructions may, at the option of BNY, set forth in writing any action reasonably proposed to be taken or omitted to be taken by BNY with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken, and BNY shall not be liable for any action taken or omitted to be taken in accordance with a proposal included in any such application on or after the date specified therein (provided that BNY has given the officer of the Funds a commercially reasonable amount of time to respond to the request for instructions) unless, prior to taking or omitting to take any such action, BNY has received written instructions in response to such application specifying the action to be taken or omitted.

          (i) BNY may consult with counsel to the appropriate Fund or its own counsel, and shall be fully protected with respect to anything done or omitted by it in good faith in accordance with the advice or opinion of such counsel. BNY shall provide prompt notification to the appropriate Fund in the event that it acts upon advice or opinion of counsel that is inconsistent with instructions, procedures, or requests provided by the Fund. The appropriate Fund shall be liable for the fees and expenses of its counsel and for the reasonable fees and expense of BNY's own counsel, not to exceed in any one instance $10,000 without the prior consent of the appropriate fund.

          (j) Notwithstanding any other provision contained in this Agreement or Schedule I attached hereto, BNY shall have no duty or obligation with respect to, including, without limitation, any duty or obligation to determine, or advise or notify any Fund of: (i) the taxable nature of any distribution or amount received or deemed received by, or payable to, a Fund, (ii) the taxable nature or effect on a Fund or its shareholders of any corporate actions, class actions, tax reclaims, tax refunds or similar events, (iii) the taxable nature or taxable amount of any distribution or dividend paid, payable or deemed paid, by a Fund to its shareholders; or (iv) the effect under any federal, state, or foreign income tax laws of a Fund making or not making any distribution or dividend payment, or any election with respect thereto.

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          (k)  BNY shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement and Schedule I attached hereto, and no covenant or obligation shall be implied against BNY in connection with this Agreement.

          (l) BNY, in performing the services required of it under the terms of this Agreement, shall be entitled to rely fully on the accuracy and validity of any and all instructions, explanations, information, specifications and documentation furnished to it by a Fund and shall have no duty or obligation to review the accuracy, validity or propriety of such instructions, explanations, information, specifications or documentation, including, without limitation, evaluations of securities; the amounts or formula for calculating the amounts and times of accrual of Series' liabilities and expenses; the amounts receivable and the amounts payable on the sale or purchase of Securities; and amounts receivable or amounts payable for the sale or redemption of Fund shares effected by or on behalf of a Fund. In the event BNY's computations hereunder rely, in whole or in part, upon information, including, without limitation, bid, offer or market values of securities or other assets, or accruals of interest or earnings thereon, from a pricing or similar service utilized, or subscribed to, by BNY which BNY in its judgment deems reliable, BNY shall not be responsible for, under any duty to inquire into, or deemed to make any assurances with respect to, the accuracy or completeness of such information except that BNY shall apply its normal tolerance tests. Without limiting the generality of the foregoing, BNY shall not be required to inquire into any valuation of securities or other assets by a Fund or any third party described in this subsection (l) even though BNY in performing services similar to the services provided pursuant to this Agreement for others may receive different valuations of the same or different securities of the same issuers.

          (m) BNY, in performing the services required of it under the terms of this Agreement, shall not be responsible for determining whether any interest accruable to a Fund is or will be actually paid, but will accrue such interest until otherwise instructed by such Fund.

          (n) BNY shall maintain such back-up system(s), and disaster recovery plan(s), as are required by its regulators and all laws applicable to it. BNY shall not be responsible for delays or errors which occur by reason of circumstances beyond its control in the performance of

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its duties under this Agreement, including, without limitation, labor difficulties within or without BNY, mechanical breakdowns, flood or catastrophe, acts of God, failures of transportation, interruptions, loss, or malfunctions of utilities, communications or computer (hardware or software) services provided BNY is maintaining such back-up system(s) and disaster recovery plan(s) as described above, or, provided if it does not, that such delays and errors would have occurred even if it had had maintained the same. BNY should use commercially reasonable best efforts to resume performance as soon as practicable under the circumstances. Nor shall BNY be responsible for delays or failures to supply the information or services specified in this Agreement where such delays or failures are caused by the failure of any person(s) other than BNY to supply any instructions, explanations, information, specifications or documentation deemed necessary by BNY in the performance of its duties under this Agreement.

          (o) BNY shall, as agent for the Funds, maintain and keep current the books, accounts and other documents, if any, listed in Schedule I and preserve any such books, accounts and other documents in accordance with the applicable provisions of Rules 31a-l and 31a-2 of the General Rules and Regulations under the Investment Company Act of 1940, as such Rules may be amended. Such books, accounts and other documents shall be made available upon reasonable request for inspection by officers, employees and auditors of the Funds during BNY's normal business hours.

          (p) All records maintained and preserved by BNY pursuant to this Agreement which the Funds are required to maintain and preserve in accordance with the above-mentioned Rules 31a-l and 31a-2 shall be and remain the property of the Funds and shall be surrendered to the Funds or provided to their regulators promptly upon request by the Funds in the form in which such records have been maintained and preserved. Upon reasonable request of the Funds, BNY shall provide in hard copy, computer disc, on micro-film or other format as the Funds or their regulators shall request, any records included in any such delivery which are maintained by BNY on a computer disc, or are otherwise maintained.

          (q) All books, records, information and data pertaining to the business of the Funds, or their prior, present or potential shareholders that are exchanged or received in connection with the

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performance of BNY's duties under this Agreement shall remain confidential and shall not be disclosed to any other person, except as specifically authorized by the Funds or as may be required by law, and shall not be used for any purpose other than performance of its responsibilities and duties hereunder, and except that BNY retains the right to disclose matters subject to confidentiality to its examiners, regulators, internal or external auditors, its accountants, and its internal and external counsel, or to others, whenever it is advised by its internal or external counsel that it is reasonably likely BNY would be liable for a failure to do so. BNY will provide written notice to the Funds at least five (5) business days prior to any disclosures pursuant to this Paragraph 4(q), but, provided it shall have provided as much notice as is reasonably practicable under the circumstances, BNY shall have no liability for any failure to do so.

          (r) BNY hereby specifically agrees that it will provide any sub-certifications reasonably requested by the Funds in connection with any certification required by the Sarbanes-Oxley Act of 2002 or any rules or regulations promulgated by the Securities and Exchange Commission thereunder, provided the same do not change BNY's standard of care.

     5.   ALLOCATION OF EXPENSES.

     Except as otherwise provided herein, all costs and expenses arising or incurred in connection with the performance by the Funds under this Agreement shall be paid by the appropriate Fund, including but not limited to, organizational costs and costs of maintaining corporate existence, taxes, interest, brokerage fees and commissions, insurance premiums, compensation and expenses of such Fund's trustees, directors, officers or employees, legal, accounting and audit expenses, management, advisory, sub-advisory, administration and shareholder servicing fees, charges of custodians, transfer and dividend disbursing agents, expenses (including clerical expenses) incident to the issuance, redemption or repurchase of Fund shares, fees and expenses incident to the registration or qualification under federal or state securities laws of the Fund or its shares, costs (including printing and mailing costs) of preparing and distributing Prospectuses, reports, notices and proxy material to such Fund's shareholders, all expenses incidental to holding meetings of such Fund's trustees, directors and shareholders, and extraordinary expenses as may arise, including litigation affecting such Fund and legal obligations relating thereto for which the Fund may have to indemnify its trustees, directors and

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officers. BNY shall pay all costs and expenses arising or incurred in connection with its performance under this Agreement, as set forth in paragraph 4(b), including the cost of subscription to at least one securities pricing or similar service.

     6.   STANDARD OF CARE; INDEMNIFICATION.

          (a) Except as otherwise provided herein, BNY shall not be liable for any costs, expenses, damages, liabilities or claims (including attorneys' and accountants' fees) incurred by a Fund, except those costs, expenses, damages, liabilities or claims arising out of BNY's own negligence or willful misconduct. In no event shall BNY be liable to any Fund or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages and regardless of the form of action. For purposes of this provision, if as a result of the negligence or willful misconduct of BNY or that of its directors, officers or employees, agents or delegates, there is a material error in the net asset value per share of a Fund, the material losses of the Fund on the sale and issuance, or the redemption, of its shares attributable to such material error shall be direct money damages.

          (b) Each Fund shall indemnify and hold harmless BNY from and against any and all costs, expenses, damages, liabilities and claims (including claims asserted by a Fund), and reasonable attorneys' and accountants' fees relating thereto, which are sustained or incurred or which may be asserted against BNY, by reason of or as a result of any action reasonably taken or omitted to be taken by BNY in good faith hereunder or in reasonable reliance upon (i) any law, act, regulation or interpretation of the same even though the same may thereafter have been altered, changed, amended or repealed, (ii) such Fund's Registration Statement or Prospectus, (iii) any instructions of an officer of such Fund, or (iv) any opinion of legal counsel for such Fund or BNY, or arising out of transactions or other activities of such Fund which occurred prior to the commencement of this Agreement; PROVIDED, that no Fund shall indemnify BNY for costs, expenses, damages, liabilities or claims for which BNY is liable under preceding 6(a). This indemnity shall be a continuing obligation of each Fund, its successors and assigns, notwithstanding the termination of this Agreement. Without limiting the generality of the foregoing, each Fund shall indemnify BNY against and save BNY harmless from any loss,

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damage or expense, including reasonable counsel fees and other costs and expenses of a defense against any claim or liability, arising from any one or more of the following.

               (i) Errors in records or instructions, explanations, information, specifications or documentation of any kind, as the case may be, supplied to BNY by the Funds;

               (ii) Action or inaction taken or omitted to be taken by BNY pursuant to written or oral instructions of the Fund or otherwise without bad faith, negligence or willful misconduct;

               (iii) Any action taken or omitted to be taken by BNY in good faith and with prompt notice to the Funds in accordance with the advice or opinion of counsel for a Fund or its own counsel;

               (iv) Any improper use by a Fund or its agents, distributor or investment advisor of any valuations or computations supplied by BNY pursuant to this Agreement;

               (v) The method of valuation of the Securities and the method of computing each Series' and Class' net asset value consistent with paragraph 4(a); or

               (vi) Any valuations of securities or net asset value provided by a Fund.

          (c) BNY shall indemnify and hold harmless the Funds from and against any loss, damage or expense, including reasonable counsel fees and other costs and expenses of a defense against any claim or liability (including any claims asserted by BNY) arising out of the negligence or willful misconduct of BNY, except that in no event shall BNY be liable for, nor indemnify the Funds for, special, indirect or consequential damages, or for lost profits or loss of business. For purposes of this provision, if as a result of the negligence or willful misconduct of BNY or that of its directors, officers or employees, agents or delegates, there is a material error in the net asset value per share of a Fund, the material losses of the Fund on the sale and issuance, or the redemption, of its shares attributable to such material error shall be direct money damages. This indemnity shall be a continuing obligation of BNY, its successors and assigns, notwithstanding the termination of this Agreement.

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     7.   COMPENSATION.


     For the services provided hereunder, each Fund agrees to pay BNY such compensation as is mutually agreed from time to time and such out-of-pocket expenses (E.G., telecommunication charges, postage and delivery charges, and reproduction charges) as are reasonably incurred by BNY in performing its duties hereunder. Except as hereinafter set forth, compensation shall be calculated and accrued daily and paid monthly. Upon termination of this Agreement before the end of any month, the compensation for such part of a month shall be prorated according to the proportion which such period bears to the full monthly period and shall be payable upon the effective date of termination of this Agreement. For the purpose of determining compensation payable to BNY, each Fund's net asset value shall be computed at the times and in the manner specified in the Fund's Prospectus.

     8.   TERM OF AGREEMENT.

          (a) This Agreement shall continue until terminated by either BNY giving to a Fund, or a Fund giving to BNY, a notice in writing specifying the date of such termination, which date shall be not less than 60 days after the date of the giving of such notice. Upon termination hereof, the affected Fund(s) shall pay to BNY such compensation as may be due as of the date of such termination, and shall reimburse BNY for any disbursements and expenses made or incurred by BNY and payable or reimbursable hereunder. After payment of such amounts BNY shall deliver to the Funds all records then the property of the Funds.

          (b) Notwithstanding the foregoing, BNY may terminate this Agreement by notice to a Fund if such Fund shall terminate its custody agreement with The Bank of New York, effective on the date of termination of the Custody Agreement.

     9.   AUTHORIZED PERSONS.

     Attached hereto as Exhibit B is a list of persons duly authorized by the Board of each Fund to execute this Agreement and give any written or oral instructions, or written or oral specifications, by or on behalf of such Fund. From time to time each Fund may deliver a new Exhibit B to add or delete any person and BNY shall be entitled to rely on the last Exhibit B actually received by BNY.

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     10.  AMENDMENT.

     This Agreement may not be amended or modified in any manner except by a written agreement executed by BNY and the Fund to be bound thereby, and authorized or approved by such Fund's Board.

     11.  ASSIGNMENT.

     This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by any Fund without the written consent of BNY, or by BNY without the written consent of the affected Fund accompanied by the authorization or approval of such Fund's Board.

     12.  GOVERNING LAW; CONSENT TO JURISDICTION.

     This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereof. BNY and Each Fund hereby consents to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder, and waives to the fullest extent permitted by law its right to a trial by jury. To the extent that in any jurisdiction BNY or any Fund may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, BNY and such Fund irrevocably agrees not to claim, and it hereby waives, such immunity.

     13.  SEVERABILITY.

     In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby, and if any provision is inapplicable to any person or circumstances, it shall nevertheless remain applicable to all other persons and circumstances.

     14.  NO WAIVER.

     Each and every right granted to BNY hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and

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may be exercised from time to time. No failure on the part of BNY to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by BNY of any right preclude any other or future exercise thereof or the exercise of any other right.

     15.  NOTICES.

     All notices, requests, consents and other communications pursuant to this Agreement in writing shall be sent as follows:

     if to a Fund, at


     ING Funds Services, LLC
     7337 E. Doubletree Ranch Road
     Scottsdale, Arizona 85258
     Attention: Michael J. Roland
     Title: Chief Financial Officer


     if to BNY, at

     The Bank of New York
     100 Church Street, 10th Floor
     New York, NY 10286
     Attention: Martha B. Pierce
     Title: Vice President

     or at such other place as may from time to time be designated in writing. Notices hereunder shall be effective upon receipt.

     16.  COUNTERPARTS.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; but such counterparts together shall constitute only one instrument.

     17.  SEVERAL OBLIGATIONS.

     The parties acknowledge that the obligations of the Funds hereunder are several and not joint, that no Fund shall be liable for any amount owing by another Fund and that the Funds have executed one instrument for convenience only.

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     This Agreement is an agreement entered into between BNY and the Funds with respect to each Series. With respect to any obligation of a Fund on behalf of a Series arising out of this Agreement, BNY shall look for payment or satisfaction of such obligation solely to the assets of the Series to which such obligation relates as though BNY had separately contracted with the Fund by separate written instrument with respect to each Series.

18.  AGREEMENT AND DECLARATION OF TRUST.

     With respect to each Fund that is organized as a Massachusetts Business Trust, a copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of the Commonwealth of Massachusetts. The Agreement and Declaration of Trust has been executed on behalf of the Fund by its trustees in their capacity as trustees and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Fund and shall not be binding upon any trustee, officer, or shareholder of the Fund individually.

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     IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.


                                        By: /s/ Michael J. Roland
                                           ---------------------------

                                        Name: MICHAEL J. ROLAND

                                        Title: Executive Vice President

                                             on behalf of each Fund
                                             identified on Exhibit A
                                             attached hereto


                                        THE BANK OF NEW YORK


                                        By: /s/ Edward G. McGann
                                           ---------------------------
                                        Name: Edward G. McGann

                                        Title: Vice President

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                                    EXHIBIT A
                              As OF JANUARY 6, 2003

GCG TRUST:

Capital Growth Series
Value Equity Series
Asset Allocation Growth Series
Diversified Mid-Cap Series
Internet Tollkeeper Series
Limited Maturity Bond Series
Liquid Asset Series
Equity Opportunity Series
Focus Value Series
Fundamental Growth Series
All Cap Series
Investors Series
Strategic Equity Series
Fund for Life

                                    EXHIBIT A
                         AMENDED AS OF JANUARY 13, 2003
                    TO INCLUDE THE ADDITION OF THE FOLLOWING


GCG TRUST:

Mid-Cap Growth Series
Research Series
Total Return Series
Fully Managed Series
Developing World Series
Hard Assets Series
Managed Global Series
International Equity Series
International Enhanced EAFE Series
Growth Series
Janus Growth and Income Series
Special Situations Series
Core Bond Series
Global Franchise Series
Equity Income Series
Large Cap Value Series
Capital Guardian Small Cap Series
J.P. Morgan Fleming Small Cap
Equity Growth Series
Real Estate Series
Van Kampen Growth and Income Series

                                    EXHIBIT A
                          AMENDED AS OF MARCH 13, 2003
                    TO INCLUDE THE ADDITION OF THE FOLLOWING

ING GET FUND:

ING GET Fund - Series V

[ING FUNDS LOGO]

April 4, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the Custodian Agreement dated March 13, 2003 and the Fund Accounting Agreement dated January 1, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the following funds to be added/included on Exhibit A to the Agreements:

         ING Classic Money Market Fund
         ING GNMA Income Fund
         ING High Yield Bond Fund
         ING High Yield Opportunity Fund
         ING Intermediate Bond Fund
         ING Lexington Money Market Trust
         ING Money Market Fund
         ING National Tax-Exempt Bond Fund
         ING Strategic Bond Fund

If you have any questions, please contact me at (480) 477-2672.

Sincerely,


/s/ Michael J. Roland
Michael J. Roland
Executive Vice President & Chief Financial Officer

                                    EXHIBIT A
                           AMENDED AS OF APRIL 7, 2003
                    TO INCLUDE THE ADDITION OF THE FOLLOWING

ING FUNDS TRUST:

ING Classic Money Market Fund
ING GNMA Income Fund
ING High Yield Bond Fund
ING High Yield Opportunity Fund
ING Intermediate Bond Fund
ING Lexington Money Market Trust
ING Money Market Fund
ING National Tax-Exempt Bond
ING Strategic Bond Fund

[ING FUNDS LOGO]

April 30, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the Custodian Agreement dated March 13, 2003. Fund Accounting Agreement dated January 1, 2003 and the Cash Reserve Letter (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the following funds to be added/included on Exhibit A to the
Agreements:

             ING Principal Protection Fund VII

If you have any questions, please contact me at (480) 477-2672.

Sincerely,


/s/ Michael J. Roland
Michael J. Roland
Executive Vice President & Chief Financial Officer

                                    EXHIBIT A
                            AMENDED AS OF MAY 1, 2003
                    TO INCLUDE THE ADDITION OF THE FOLLOWING

ING EQUITY TRUST:

ING Principal Protection Fund VII

                                    EXHIBIT B

                             SECRETARY'S CERTIFICATE
                    PERSONS AUTHORIZED TO INSTRUCT CUSTODIAN

THE UNDERSIGNED SECRETARY OF:

THE GCG TRUST
(COLLECTIVELY THE "FUNDS"), HEREBY CERTIFIES AS FOLLOWS:

     (a) THAT ATTACHED HERETO AS EXHIBIT A IS A TRUE COPY OF THE RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT BY THE BOARD OF TRUSTEES, DATED JANUARY 1, 2003 AND THAT SUCH RESOLUTIONS HAVE NOT BEEN AMENDED, MODIFIED, RESCINDED OR SUPERCEDED AND ARE IN FULL FORCE AND EFFECT; AND

     (b) THAT THE PERSONS LISTED IN ATTACHMENT A ARE EMPOWERED BY THE RESOLUTIONS AND SET FORTH OPPOSITE EACH NAME IS THEIR POSITION AND SPECIMEN SIGNATURE; AND

     (c) THAT EACH OF THE FUNDS ARE DULY ORGANIZED AND EXISTING, THAT THEIR CHARTER EMPOWERS THEM TO TRANSACT THE BUSINESS BY THE ATTACHED RESOLUTIONS DEFINED, AND THAT NO LIMITATION HAS BEEN IMPOSED UPON SUCH POWERS BY THE BY-LAWS OR OTHERWISE, EXCEPT AS SET FORTH IN THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH FUND; AND

     (d)  THAT ATTACHMENT A MAY BE EXECUTED IN COUNTERPARTS.

IN WITNESS WHEREOF, THE UNDERSIGNED HAS SIGNED BELOW, THIS 15TH DAY OF JANUARY, 2003.


                                          BY: /s/ Kimberly A. Anderson
                                             ---------------------------

                                             KIMBERLY A. ANDERSON
                                             SECRETARY

                                  ATTACHMENT A

                    PERSONS AUTHORIZED TO INSTRUCT CUSTODIAN

                            POSITION WITH THE FUND(S)
NAME                        (UNLESS OTHERWISE NOTED)                            SPECIMEN SIGNATURE
----                        -------------------------                           --------------------
James M. Hennessy           Vice President                                      /s/ James M. Hennessy
                                                                                ---------------------

Michael J. Roland           Vice President & Assistant Secretary                /s/ Michael J. Roland
                                                                                ---------------------

Robert S. Naka              Senior Vice President & Assistant Secretary         /s/ Robert S. Naka
                                                                                ---------------------

Lydia L. Homer              Senior Vice President & Controller of               /s/ Lydia L. Homer
                            ING Funds Services, LLC                             ---------------------

William L. Sessions         Vice President of ING Funds Services,               /s/ William L. Sessions
                            LLC                                                 -----------------------

Kim Anderson                Vice President & Secretary                          /s/ Kim Anderson
                                                                                ---------------------

Robyn L. Ichilov            Vice President                                      /s/ Robyn L. Ichilov
                                                                                ---------------------

Maria Anderson              Assistant Vice President                            /s/ Maria Anderson
                                                                                ---------------------

Todd Modic                  Assistant Vice President                            /s/ Todd Modic
                                                                                ---------------------

Mike Estok                  Supervisor - Fund Accounting of                     /s/ Mike Estok
                            ING Funds Services, LLC                             ---------------------

Jason Kadavy                Supervisor - Fund Accounting of                     /s/ Jason Kadavy
                            ING Funds Services, LLC                             ---------------------

Jeremy Schweppe             Supervisor - Fund Accounting of                     /s/ Jeremy Schweppe
                            ING Funds Services, LLC                             ---------------------

Scott Vaughan               Manager - Fund Accounting of                        /s/ Scott Vaughan
                            ING Funds Services, LLC                             ---------------------

Angela Toedtemeier          Supervisor - Fund Accounting of                     /s/ Angela Toedtemeier
                            ING Funds Services, LLC                             ----------------------

                                 THE GCG TRUST
                                  (THE "FUNDS")

RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT OF THE BOARD OF TRUSTEES DATED JANUARY 1, 2003.

          WHEREAS, the Funds and The Bank of New York ("BNY"), as Custodian, are parties to a Custodian Agreement, which provide that the Funds designate certain persons to give instructions on behalf of the Funds and to authorize the Custodian to rely on written instructions over their signatures; and

          WHEREAS, pending Board approval, ING Funds Services, LLC ("IFS") will provide administrative services to the Funds subject to an Administrative Services Sub-Contract between Directed Services, Inc. and IFS; and

          WHEREAS, in conjunction with this Administrative Services Sub-Contract, certain officers of IFS will become officers of the Funds, also pending Board approval.

          NOW, THEREFORE, BE IT RESOLVED, that effective January 1, 2003, the following persons be, and they hereby are, authorized to execute and cause to be delivered to BNY, as Custodian for the Funds, any and all instructions, orders, and directions required or permitted to be given in the name of the Funds and on their behalf pursuant to the Custodian Agreement:

                                                    POSITION WITH THE FUNDS
          NAME                                      (UNLESS OTHERWISE NOTED)
          ----                                      ------------------------
          James M. Hennessy                         Vice President

          Michael J. Roland                         Vice President & Assistant Secretary

          Robert S. Naka                            Senior Vice President & Assistant Secretary

          Lydia L. Homer                            Senior Vice President & Controller of ING Funds
                                                    Services, LLC

          William L. Sessions                       Vice President of ING Funds Services, LLC

          Kimberly A. Anderson                      Vice President & Secretary

          Robin L. Ichilov                          Vice President

          Maria Anderson                            Assistant Vice President

                                                    POSITION WITH THE FUNDS
          NAME                                      (UNLESS OTHERWISE NOTED)
          ----                                      ------------------------
          Todd Modic                                Assistant Vice President

          Mike Estok                                Supervisor-Fund Accounting of ING Funds
                                                    Services, LLC

          Jason Kadavy                              Supervisor-Fund Accounting of ING Funds
                                                    Services, LLC

          Jeremy Schweppe                           Supervisor-Fund Accounting of ING Funds
                                                    Services, LLC

          Scott Vaughan                             Manager-Fund Accounting of ING Funds Services,
                                                    LLC

          Angela Toedtemeier                        Supervisor-Fund Accounting of ING Funds
                                                    Services, LLC

and that, except as otherwise provided in said Custodian Agreement, all such instructions and directions, with respect to amounts in excess of $100.00 but less than $10,000.00, shall require the signature of two such persons; and with respect to amounts equal to or in excess of $10,000.00, all such instructions and directions shall require the signature of two such persons, one of whom shall be a senior officer; and

          FURTHER RESOLVED, that the appointment of the following persons, effective January 1, 2003, the following persons be, and they hereby are, authorized to execute and cause to be delivered to BNY, as Custodian for the Funds, any and all instructions, orders, and directions required or permitted to be given in the name of the Funds and on their behalf pursuant to the Custodian Agreement with respect to amounts in excess of $10,000.00 but less than $50,000.00:

          NAME                                           POSITION WITH THE FUNDS
          ----                                           ------------------------
          Maria Anderson                                 Assistant Vice President

          Todd Modic                                     Assistant Vice President

and that except as otherwise provided in the Custodian Agreements, all instructions and directions effected by either of the above referenced persons, with respect to amounts in excess of $10,000.00 but less than $50,000.00, shall require his/her signature and that of one other person authorized to instruct the Custodian, which need not be a senior officer; and

          FURTHER RESOLVED, that should it be necessary to make any additions to said list of authorized persons prior to a regularly scheduled meeting of the Board, the President and any senior officer of the Funds be, and they hereby are, authorized to designate such person(s), so long as the Board is provided notification and ratifies such designation at the next regularly scheduled meeting.

                                     ++++++
                                    EXHIBIT A

                                   SCHEDULE I
                       VALUATION AND COMPUTATION SERVICES

     I. BNY shall maintain the following records on a daily basis for each Series.

          1.   Report of priced portfolio securities

          2.   Statement of net asset value per share per Class

          3.   General Ledger

     II.  BNY shall maintain the following records on a monthly basis for each
Series:

          1.   General Journal

          2.   Cash Receipts Journal

          3.   Cash Disbursements Journal

          4.   Subscriptions Journal

          5.   Redemptions Journal

          6.   Accounts Receivable Reports

          7.   Accounts Payable Reports

          8.   Open Subscriptions/Redemption Reports

          9.   Transaction (Securities) Journal

          10.  Broker Net Trades Reports

     III. BNY shall prepare a Holdings Ledger on a quarterly basis, and a Buy-Sell Ledger (Broker's Ledger) on a semiannual basis for each Series. Schedule D shall be produced on an annual basis for each Series.

     The above reports may be printed according to any other required frequency to meet the requirements of the Internal Revenue Service, The Securities and Exchange Commission and the Fund's Auditors.

     IV. For internal control purposes, BNY uses the Account Journals produced by The Bank of New York Custody System to record daily settlements of the following for each Series:

          1.   Securities bought

          2.   Securities sold

          3.   Interest received

          4.   Dividends received

          5.   Capital stock sold

          6.   Capital stock redeemed

          7.   Other income and expenses

     All portfolio purchases for the Fund are recorded to reflect expected maturity value and total cost including any prepaid interest.

     V. BNY will also provide those services not already listed above that are included in the Service Guidelines established and agreed between the parties as the same may be revised from time to time by mutual agreement of the parties hereto. The Services Guidelines will also govern the timeliness and performance standards for services where specified therein.

[ING FUNDS LOGO]


July 2, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286


Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement and Securities Lending agreement each dated January 6, 2003 respectively and the Cash Reserve Agreement, dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the Funds to be added/included on the Amended Exhibit A to the Agreements as of July 7, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Amended Exhibit A by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,


                                                /s/ Michael J. Roland
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York


By:    /s/ Edward G. McGann
       -------------------------------
Name:  EDWARD G. McGANN
       -------------------------------
Title: VICE PRESIDENT, Duly Authorized
       -------------------------------

7337 E. Doubletree Ranch Rd.          Tel: 480-477-3000                ING Funds
Scottsdale, AZ 85258-2034             Fax: 480-477-2700
                                      www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                             EFFECTIVE DATE
----                                                             ---------------
ING EQUITY TRUST
  ING Convertible Fund                                            June 9, 2003
  ING Disciplined LargeCap Fund                                   June 9, 2003
  ING Equity and Bond Fund                                        June 9, 2003
  ING Financial Services Fund                                     June 9, 2003
  ING Growth Opportunities Fund                                   June 9, 2003
  ING LargeCap Growth Fund                                        June 9, 2003
  ING MidCap Opportunities Fund                                   June 9, 2003
  ING MidCap Value Fund                                           June 9, 2003
  ING Principal Protection Fund                                   June 2, 2003
  ING Principal Protection Fund II                                June 2, 2003
  ING Principal Protection Fund III                               June 2, 2003
  ING Principal Protection Fund IV                                June 2, 2003
  ING Principal Protection Fund V                                 June 2, 2003
  ING Principal Protection Fund VI                                June 2, 2003
  ING Principal Protection Fund VII                                May 1, 2003
  ING Real Estate Fund                                            June 9, 2003
  ING SmallCap Opportunities Fund                                 June 9, 2003
  ING SmallCap Value Fund                                         June 9, 2003
  ING Tax Efficient Equity Fund                                   June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                   April 7, 2003
  ING GNMA Income Fund                                            April 7, 2003
  ING High Yield Bond Fund                                        April 7, 2003
  ING High Yield Opportunity Fund                                 April 7, 2003
  ING Intermediate Bond Fund                                      April 7, 2003
  ING Lexington Money Market Trust                                April 7, 2003
  ING Money Market Fund                                           April 7, 2003
  ING National Tax-Exempt Bond Fund                               April 7, 2003
  ING Strategic Bond Fund                                         April 7, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                                June 9, 2003

ING INVESTORS TRUST
  ING Alliance Mid Cap Growth Portfolio                          January 6, 2003
  ING Eagle Asset Value Equity Portfolio                         January 6, 2003
  ING UBS U.S. Balanced Portfolio                                January 6, 2003
  ING FMR(SM) Diversified Mid Cap Portfolio                      January 6, 2003

  ING Goldman Sachs Internet Tollkeeper(SM) Portfolio            January 6, 2003
  ING Limited Maturity Bond Portfolio                            January 6, 2003
  ING Liquid Assets Portfolio                                    January 6, 2003
  ING Jennison Equity Opportunities Portfolio                    January 6, 2003
  ING Mercury Focus Value Portfolio                              January 6, 2003
  ING Mercury Fundamental Growth Portfolio                       January 6, 2003
  ING Salomon Brothers All Cap Portfolio                         January 6, 2003
  ING Salomon Brothers Investors Portfolio                       January 6, 2003
  ING AIM Mid Cap Growth Portfolio                               January 6, 2003
  Fund for Life Series                                           January 6, 2003
  ING MFS Mid Cap Growth Portfolio                               January 13, 2003
  ING MFS Research Portfolio                                     January 13, 2003
  ING MFS Total Return Portfolio                                 January 13, 2003
  ING T. Rowe Price Capital Appreciation Portfolio               January 13, 2003
  ING Developing World Portfolio                                 January 13, 2003
  ING Hard Assets Portfolio                                      January 13, 2003
  ING Capital Guardian Managed Global Portfolio                  January 13, 2003
  ING International Portfolio                                    January 13, 2003
  ING JPMorgan Fleming International
  Enhanced EAFE Portfolio                                        January 13, 2003
  ING Marsico Growth Portfolio                                   January 13, 2003
  ING Janus Growth and Income Portfolio                          January 13, 2003
  ING Janus Special Equity Portfolio                             January 13, 2003
  ING PIMCO Core Bond Portfolio                                  January 13, 2003
  ING Van Kampen Global Franchise Portfolio                      January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                      January 13, 2003
  ING Capital Guardian Large Cap Value Portfolio                 January 13, 2003
  ING Capital Guardian Small Cap Portfolio                       January 13, 2003
  ING JPMorgan Fleming Small Cap Equity Portfolio                January 13, 2003
  ING Van Kampen Real Estate Portfolio                           January 13, 2003
  ING Van Kampen Growth and Income Portfolio                     January 13, 2003
                                                                 January 13, 2003
ING MAYFLOWER TRUST
  ING Growth + Value Fund                                          June 9, 2003

ING MUTUAL FUNDS
  ING Foreign Fund                                                 July 1, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                           June 13, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                        June 2, 2003
  ING Aeltus Money Market Fund                                   June 2, 2003
  ING Balanced Fund                                              June 2, 2003
  ING Bond Fund                                                  June 2, 2003
  ING Classic Principal Protection Fund                          June 2, 2003
  ING Classic Principal Protection Fund II                       June 2, 2003
  ING Classic Principal Protection Fund III                      June 2, 2003
  ING Classic Principal Protection Fund IV                       June 2, 2003
  ING Government Fund                                            June 2, 2003
  ING Growth Fund                                                June 9, 2003
  ING Growth & Income Fund                                       June 9, 2003
  ING Index Plus LargeCap Fund                                   June 9, 2003
  ING Index Plus MidCap Fund                                     June 9, 2003
  ING Index Plus Protection Fund                                 June 2, 2003
  ING Index Plus SmallCap Fund                                   June 9, 2003
  ING Small Company Fund                                         June 9, 2003
  ING Strategic Allocation Balanced Fund                         June 2, 2003
  ING Strategic Allocation Growth Fund                           June 2, 2003
  ING Strategic Allocation Income Fund                           June 2, 2003
  ING Technology Fund                                            June 2, 2003
  ING Value Opportunity Fund                                     June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                  July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Growth Portfolio                   July 7, 2003
  ING VP Strategic Allocation Balanced Portfolio                 July 7, 2003
  ING VP Strategic Allocation Income Portfolio                   July 7, 2003

ING VP BOND PORTFOLIO                                            July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                    July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                             July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio                                        July 7, 2003
  ING VP Index Plus LargeCap Portfolio                           July 7, 2003
  ING VP Index Plus MidCap Portfolio                             July 7, 2003
  ING VP Index Plus SmallCap Portfolio                           July 7, 2003
  ING VP Small Company Portfolio                                 July 7, 2003
  ING VP Technology Portfolio                                    July 7, 2003

  ING VP Value Opportunity Portfolio                             July 7, 2003

  * This Amended Exhibit A will be effective with respect to this Fund upon the effective date of the initial Registration Statement with respect to the Fund.

                                AMENDED EXHIBIT A

FUND                                                             EFFECTIVE DATE
----                                                             ---------------
ING EQUITY TRUST
  ING Convertible Fund                                            June 9, 2003
  ING Disciplined LargeCap Fund                                   June 9, 2003
  ING Equity and Bond Fund                                        June 9, 2003
  ING Financial Services Fund                                     June 9, 2003
  ING Growth Opportunities Fund                                   June 9, 2003
  ING LargeCap Growth Fund                                        June 9, 2003
  ING Large Company Value Fund                                    June 9, 2003
  ING MidCap Opportunities Fund                                   June 9, 2003
  ING MidCap Value Fund                                           June 9, 2003
  ING Principal Protection Fund                                   June 2, 2003
  ING Principal Protection Fund II                                June 2, 2003
  ING Principal Protection Fund III                               June 2, 2003
  ING Principal Protection Fund IV                                June 2, 2003
  ING Principal Protection Fund V                                 June 2, 2003
  ING Principal Protection Fund VI                                June 2, 2003
  ING Principal Protection Fund VII                                May 1, 2003
  ING Real Estate Fund                                            June 9, 2003
  ING SmallCap Opportunities Fund                                 June 9, 2003
  ING SmallCap Value Fund                                         June 9, 2003
  ING Tax Efficient Equity Fund                                   June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                   April 7, 2003
  ING GNMA Income Fund                                            April 7, 2003
  ING High Yield Bond Fund                                        April 7, 2003
  ING High Yield Opportunity Fund                                 April 7, 2003
  ING Intermediate Bond Fund                                      April 7, 2003
  ING Lexington Money Market Trust                                April 7, 2003
  ING Money Market Fund                                           April 7, 2003
  ING National Tax-Exempt Bond Fund                               April 7, 2003
  ING Strategic Bond Fund                                         April 7, 2003

ING GET FUND
  ING GET Fund - Series D                                         July 14, 2003
  ING GET Fund - Series E                                         July 14, 2003
  ING GET Fund - Series G                                         July 14, 2003
  ING GET Fund - Series H                                         July 14, 2003
  ING GET Fund - Series I                                         July 14, 2003
  ING GET Fund - Series J                                         July 14, 2003
  ING GET Fund - Series K                                         July 14, 2003
  ING GET Fund - Series L                                         July 14, 2003

  ING GET Fund - Series M                                         July 14, 2003
  ING GET Fund - Series N                                         July 14, 2003
  ING GET Fund - Series P                                         July 14, 2003
  ING GET Fund - Series Q                                         July 14, 2003
  ING GET Fund - Series R                                         July 14, 2003
  ING GET Fund - Series S                                         July 14, 2003
  ING GET Fund - Series T                                         July 14, 2003
  ING GET Fund - Series U                                         July 14, 2003
  ING GET Fund - Series V                                        March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                               June 9, 2003

ING INVESTORS TRUST
  ING Alliance Mid Cap Growth Portfolio                          January 6, 2003
  ING Eagle Asset Value Equity Portfolio                         January 6, 2003
  ING UBS U.S. Balanced Portfolio                                January 6, 2003
  ING FMR(SM) Diversified Mid Cap Portfolio                      January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM) Portfolio            January 6, 2003
  ING Limited Maturity Bond Portfolio                            January 6, 2003
  ING Liquid Assets Portfolio                                    January 6, 2003
  ING Jennison Equity Opportunities Portfolio                    January 6, 2003
  ING Mercury Focus Value Portfolio                              January 6, 2003
  ING Mercury Fundamental Growth Portfolio                       January 6, 2003
  ING Salomon Brothers All Cap Portfolio                         January 6, 2003
  ING Salomon Brothers Investors Portfolio                       January 6, 2003
  ING AIM Mid Cap Growth Portfolio                               January 6, 2003
  Fund for Life Series                                           January 6, 2003
  ING MFS Mid Cap Growth Portfolio                               January 13, 2003
  ING MFS Research Portfolio                                     January 13, 2003
  ING MFS Total Return Portfolio                                 January 13, 2003
  ING T. Rowe Price Capital Appreciation Portfolio               January 13, 2003
  ING Developing World Portfolio                                 January 13, 2003
  ING Hard Assets Portfolio                                      January 13, 2003
  ING Capital Guardian Managed Global Portfolio                  January 13, 2003
  ING International Portfolio                                    January 13, 2003
  ING JPMorgan Fleming International
  Enhanced EAFE Portfolio                                        January 13, 2003
  ING Marsico Growth Portfolio                                   January 13, 2003
  ING Janus Growth and Income Portfolio                          January 13, 2003
  ING Janus Special Equity Portfolio                             January 13, 2003
  ING PIMCO Core Bond Portfolio                                  January 13, 2003
  ING Van Kampen Global Franchise Portfolio                      January 13, 2003

  ING T. Rowe Price Equity Income Portfolio                      January 13, 2003
  ING Capital Guardian Large Cap Value Portfolio                 January 13, 2003
  ING Capital Guardian Small Cap Portfolio                       January 13, 2003
  ING JPMorgan Fleming Small Cap Equity Portfolio                January 13, 2003
  ING Van Kampen Real Estate Portfolio                           January 13, 2003
  ING Van Kampen Growth and Income Portfolio                     January 13, 2003
                                                                 January 13, 2003
ING MAYFLOWER TRUST
  ING Growth + Value Fund                                          June 9, 2003

ING MUTUAL FUNDS
  ING Foreign Fund                                                 July 1, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                           June 13, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                          June 2, 2003
  ING Aeltus Money Market Fund                                     June 2, 2003
  ING Balanced Fund                                                June 2, 2003
  ING Bond Fund                                                    June 2, 2003
  ING Classic Principal Protection Fund                            June 2, 2003
  ING Classic Principal Protection Fund II                         June 2, 2003
  ING Classic Principal Protection Fund III                        June 2, 2003
  ING Classic Principal Protection Fund IV                         June 2, 2003
  ING Government Fund                                              June 2, 2003
  ING Growth Fund                                                  June 9, 2003
  ING Growth & Income Fund                                         June 9, 2003
  ING Index Plus LargeCap Fund                                     June 9, 2003
  ING Index Plus MidCap Fund                                       June 9, 2003
  ING Index Plus Protection Fund                                   June 2, 2003
  ING Index Plus SmallCap Fund                                     June 9, 2003
  ING Small Company Fund                                           June 9, 2003
  ING Strategic Allocation Balanced Fund                           June 2, 2003
  ING Strategic Allocation Growth Fund                             June 2, 2003
  ING Strategic Allocation Income Fund                             June 2, 2003
  ING Technology Fund                                              June 2, 2003
  ING Value Opportunity Fund                                       June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                    July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Growth Portfolio                     July 7, 2003

  ING VP Strategic Allocation Balanced                           July 7, 2003
Portfolio
  ING VP Strategic Allocation Income Portfolio                   July 7, 2003

ING VP BOND PORTFOLIO                                            July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                    July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                             July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio                                        July 7, 2003
  ING VP Index Plus LargeCap Portfolio                           July 7, 2003
  ING VP Index Plus MidCap Portfolio                             July 7, 2003
  ING VP Index Plus SmallCap Portfolio                           July 7, 2003
  ING VP Small Company Portfolio                                 July 7, 2003
  ING VP Technology Portfolio                                    July 7, 2003
  ING VP Value Opportunity Portfolio                             July 7, 2003

*This Amended Exhibit A will be effective with respect to this Fund upon the effective date of the initial Registration Statement with respect to the Fund.

[ING FUNDS LOGO]


August 28, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286


Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement and Fund Accounting Agreement each dated January 6, 2003 respectively, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the Funds to be added/included on the Amended Exhibit A to the Agreements as of September 2, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Amended Exhibit A by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,


                                                /s/ Michael J. Roland
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York


By:    /s/ Ira R. Rosner
       -------------------------------
Name:  IRA R. ROSNER
       -------------------------------
Title: VICE PRESIDENT, Duly Authorized
       -------------------------------

7337 E. Doubletree Ranch Rd.        Tel: 480-477-3000                  ING Funds
Scottsdale, AZ 85258-2034           Fax: 480-477-2700
                                    www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                            EFFECTIVE DATE
-----                                                            ---------------
ING EQUITY TRUST
  ING Convertible Fund                                            June 9, 2003
  ING Disciplined LargeCap Fund                                   June 9, 2003
  ING Equity and Bond Fund                                        June 9, 2003
  ING Financial Services Fund                                     June 9, 2003
  ING Growth Opportunities Fund                                   June 9, 2003
  ING LargeCap Growth Fund                                        June 9, 2003
  ING Large Company Value Fund                                    June 9, 2003
  ING MidCap Opportunities Fund                                   June 9, 2003
  ING MidCap Value Fund                                           June 9, 2003
  ING Principal Protection Fund                                   June 2, 2003
  ING Principal Protection Fund II                                June 2, 2003
  ING Principal Protection Fund III                               June 2, 2003
  ING Principal Protection Fund IV                                June 2, 2003
  ING Principal Protection Fund V                                 June 2, 2003
  ING Principal Protection Fund VI                                June 2, 2003
  ING Principal Protection Fund VII                               May 1, 2003
  ING Principal Protection Fund VIII                                  TBD
  ING Principal Protection Fund IX                                    TBD
  ING Real Estate Fund                                            June 9, 2003
  ING SmallCap Opportunities Fund                                 June 9, 2003
  ING SmallCap Value Fund                                         June 9, 2003
  ING Tax Efficient Equity Fund                                   June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                   April 7, 2003
  ING GNMA Income Fund                                            April 7, 2003
  ING High Yield Bond Fund                                        April 7, 2003
  ING High Yield Opportunity Fund                                 April 7, 2003
  ING Intermediate Bond Fund                                      April 7, 2003
  ING Lexington Money Market Trust                                April 7, 2003
  ING Money Market Fund                                           April 7, 2003
  ING National Tax-Exempt Bond Fund                               April 7, 2003
  ING Strategic Bond Fund                                         April 7, 2003

ING GET FUND
  ING GET Fund - Series D                                         July 14, 2003
  ING GET Fund - Series E                                         July 14, 2003
  ING GET Fund - Series G                                         July 14, 2003
  ING GET Fund - Series H                                         July 14, 2003
  ING GET Fund - Series I                                         July 14, 2003

  * This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

  ING GET Fund - Series J                                          July 14, 2003
  ING GET Fund - Series K                                          July 14, 2003
  ING GET Fund - Series L                                          July 14, 2003
  ING GET Fund - Series M                                          July 14, 2003
  ING GET Fund - Series N                                          July 14, 2003
  ING GET Fund - Series P                                          July 14, 2003
  ING GET Fund - Series Q                                          July 14, 2003
  ING GET Fund - Series R                                          July 14, 2003
  ING GET Fund - Series S                                          July 14, 2003
  ING GET Fund - Series T                                          July 14, 2003
  ING GET Fund - Series U                                          July 14, 2003
  ING GET Fund - Series V                                          March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                                June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                            January 6, 2003
  ING AIM Mid Cap Growth Portfolio                                January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                           January 6, 2003
  ING American Funds Growth Portfolio                            September 2, 2003
  ING American Funds Growth-Income Portfolio                     September 2, 2003
  ING American Funds International Portfolio                     September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio                  January 13, 2003
  ING Capital Guardian Managed Global Portfolio                   January 13, 2003
  ING Capital Guardian Small Cap Portfolio                        January 13, 2003
  ING Developing World Portfolio                                  January 13, 2003
  ING Eagle Asset Value Equity Portfolio                          January 6, 2003
  ING FMR(SM) Diversified Mid Cap Portfolio                       January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM) Portfolio             January 6, 2003
  ING Hard Assets Portfolio                                       January 13, 2003
  ING International Portfolio                                     January 13, 2003
  ING Janus Growth and Income Portfolio                           January 13, 2003
  ING Janus Special Equity Portfolio                              January 13, 2003
  ING Jennison Equity Opportunities Portfolio                     January 6, 2003
  ING JPMorgan Fleming Small Cap Equity Portfolio                 January 13, 2003
  ING Julius Baer Foreign Portfolio                               January 13, 2003
  ING Limited Maturity Bond Portfolio                             January 6, 2003
  ING Liquid Assets Portfolio                                     January 6, 2003
  ING Marsico Growth Portfolio                                    January 13, 2003
  ING Mercury Focus Value Portfolio                               January 6, 2003
  ING Mercury Fundamental Growth Portfolio                        January 6, 2003
  ING MFS Mid Cap Growth Portfolio                                January 13, 2003

  * This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

  ING MFS Research Portfolio                                     January 13, 2003
  ING MFS Total Return Portfolio                                 January 13, 2003
  ING PIMCO Core Bond Portfolio                                  January 13, 2003
  ING Salomon Brothers All Cap Portfolio                         January 6, 2003
  ING Salomon Brothers Investors Portfolio                       January 6, 2003
  ING T. Rowe Price Capital Appreciation Portfolio               January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                      January 13, 2003
  ING UBS U.S. Balanced Portfolio                                January 6, 2003
  ING Van Kampen Global Franchise Portfolio                      January 13, 2003
  ING Van Kampen Growth and Income Portfolio                     January 13, 2003
  ING Van Kampen Real Estate Portfolio                           January 13, 2003
                                                                 January 13, 2003
ING MAYFLOWER TRUST
  ING Growth + Value Fund                                          June 9, 2003

ING MUTUAL FUNDS
  ING Foreign Fund                                                 July 1, 2003
  ING Global Equity Dividend Fund                                September 2, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                           June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                         September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                                TBD
  ING GET U.S. Core Portfolio - Series 4                                TBD
  ING GET U.S. Core Portfolio - Series 5                                TBD
  ING GET U.S. Core Portfolio - Series 6                                TBD
  ING GET U.S. Opportunity Portfolio - Series 1                         TBD
  ING GET U.S. Opportunity Portfolio - Series 2                         TBD

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                           June 2, 2003
  ING Aeltus Money Market Fund                                      June 2, 2003
  ING Balanced Fund                                                 June 2, 2003
  ING Bond Fund                                                     June 2, 2003
  ING Classic Principal Protection Fund I                           June 2, 2003
  ING Classic Principal Protection Fund II                          June 2, 2003
  ING Classic Principal Protection Fund III                         June 2, 2003
  ING Classic Principal Protection Fund IV                          June 2, 2003
  ING Government Fund                                               June 2, 2003
  ING Growth Fund                                                   June 9, 2003
  ING Growth & Income Fund                                          June 9, 2003
  ING Index Plus LargeCap Fund                                      June 9, 2003
  ING Index Plus MidCap Fund                                        June 9, 2003
  ING Index Plus Protection Fund                                    June 2, 2003
  ING Index Plus SmallCap Fund                                      June 9, 2003

  * This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

  ING Small Company Fund                                         June 9, 2003
  ING Strategic Allocation Balanced Fund                         June 2, 2003
  ING Strategic Allocation Growth Fund                           June 2, 2003
  ING Strategic Allocation Income Fund                           June 2, 2003
  ING Technology Fund                                            June 2, 2003
  ING Value Opportunity Fund                                     June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                  July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Growth Portfolio                   July 7, 2003
  ING VP Strategic Allocation Balanced Portfolio                 July 7, 2003
  ING VP Strategic Allocation Income Portfolio                   July 7, 2003

ING VP BOND PORTFOLIO                                            July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                    July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                             July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio                                        July 7, 2003
  ING VP Index Plus LargeCap Portfolio                           July 7, 2003
  ING VP Index Plus MidCap Portfolio                             July 7, 2003
  ING VP Index Plus SmallCap Portfolio                           July 7, 2003
  ING VP Small Company Portfolio                                 July 7, 2003
  ING VP Technology Portfolio                                    July 7, 2003
  ING VP Value Opportunity Portfolio                             July 7, 2003

  * This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

[ING FUNDS LOGO]

September 25, 2003

Ms. Martha Pierce
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement and Fund Accounting Agreement each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Principal Protection Fund VIII, a newly established fund of ING Equity Trust (the "New Fund") to be included on the Amended Exhibit A to the Agreements as of October 1, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the New Fund by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,


                                                /s/ Michael J. Roland
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Edward G. McGann
       -------------------------------
Name:  EDWARD G. McGANN
       -------------------------------
Title: VICE PRESIDENT, Duly Authorized
       -------------------------------

7337 E. Doubletree Ranch Rd.        Tel: 480-477-3000       ING Investments, LLC
Scottsdale, AZ 85258-2034           Fax: 480-477-2700
                                    www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                           EFFECTIVE DATE
-----                                                           ---------------
ING EQUITY TRUST
  ING Convertible Fund                                           June 9, 2003
  ING Disciplined LargeCap Fund                                  June 9, 2003
  ING Equity and Bond Fund                                       June 9, 2003
  ING Financial Services Fund                                    June 9, 2003
  ING Growth Opportunities Fund                                  June 9, 2003
  ING LargeCap Growth Fund                                       June 9, 2003
  ING Large Company Value Fund                                   June 9, 2003
  ING MidCap Opportunities Fund                                  June 9, 2003
  ING MidCap Value Fund                                          June 9, 2003
  ING Principal Protection Fund                                  June 2, 2003
  ING Principal Protection Fund II                               June 2, 2003
  ING Principal Protection Fund III                              June 2, 2003
  ING Principal Protection Fund IV                               June 2, 2003
  ING Principal Protection Fund V                                June 2, 2003
  ING Principal Protection Fund VI                               June 2, 2003
  ING Principal Protection Fund VII                               May 1, 2003
  ING Principal Protection Fund VIII                            October 1, 2003
  ING Principal Protection Fund IX                                    TBD
  ING Real Estate Fund                                           June 9, 2003
  ING SmallCap Opportunities Fund                                June 9, 2003
  ING SmallCap Value Fund                                        June 9, 2003
  ING Tax Efficient Equity Fund                                  June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                  April 7, 2003
  ING GNMA Income Fund                                           April 7, 2003
  ING High Yield Bond Fund                                       April 7, 2003
  ING High Yield Opportunity Fund                                April 7, 2003
  ING Intermediate Bond Fund                                     April 7, 2003
  ING Lexington Money Market Trust                               April 7, 2003
  ING Money Market Fund                                          April 7, 2003
  ING National Tax-Exempt Bond Fund                              April 7, 2003
  ING Strategic Bond Fund                                        April 7, 2003

ING GET FUND
  ING GET Fund - Series D                                        July 14, 2003
  ING GET Fund - Series E                                        July 14, 2003
  ING GET Fund - Series G                                        July 14, 2003
  ING GET Fund - Series H                                        July 14, 2003
  ING GET Fund - Series I                                        July 14, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
  ING GET Fund - Series J                                          July 14, 2003
  ING GET Fund - Series K                                          July 14, 2003
  ING GET Fund - Series L                                          July 14, 2003
  ING GET Fund - Series M                                          July 14, 2003
  ING GET Fund - Series N                                          July 14, 2003
  ING GET Fund - Series P                                          July 14, 2003
  ING GET Fund - Series Q                                          July 14, 2003
  ING GET Fund - Series R                                          July 14, 2003
  ING GET Fund - Series S                                          July 14, 2003
  ING GET Fund - Series T                                          July 14, 2003
  ING GET Fund - Series U                                          July 14, 2003
  ING GET Fund - Series V                                          March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                                June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                            January 6, 2003
  ING AIM Mid Cap Growth Portfolio                                January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                           January 6, 2003
  ING American Funds Growth Portfolio                            September 2, 2003
  ING American Funds Growth-Income Portfolio                     September 2, 2003
  ING American Funds International Portfolio                     September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio                  January 13, 2003
  ING Capital Guardian Managed Global Portfolio                   January 13, 2003
  ING Capital Guardian Small Cap Portfolio                        January 13, 2003
  ING Developing World Portfolio                                  January 13, 2003
  ING Eagle Asset Value Equity Portfolio                          January 6, 2003
  ING FMR(SM) Diversified Mid Cap Portfolio                       January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM) Portfolio             January 6, 2003
  ING Hard Assets Portfolio                                       January 13, 2003
  ING International Portfolio                                     January 13, 2003
  ING Janus Growth and Income Portfolio                           January 13, 2003
  ING Janus Special Equity Portfolio                              January 13, 2003
  ING Jennison Equity Opportunities Portfolio                     January 6, 2003
  ING JPMorgan Fleming Small Cap Equity Portfolio                 January 13, 2003
  ING Julius Baer Foreign Portfolio                               January 13, 2003
  ING Limited Maturity Bond Portfolio                             January 6, 2003
  ING Liquid Assets Portfolio                                     January 6, 2003
  ING Marsico Growth Portfolio                                    January 13, 2003
  ING Mercury Focus Value Portfolio                               January 6, 2003
  ING Mercury Fundamental Growth Portfolio                        January 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
  ING MFS Mid Cap Growth Portfolio                               January 13, 2003
  ING MFS Research Portfolio                                     January 13, 2003
  ING MFS Total Return Portfolio                                 January 13, 2003
  ING PIMCO Core Bond Portfolio                                  January 13, 2003
  ING Salomon Brothers All Cap Portfolio                         January 6, 2003
  ING Salomon Brothers Investors Portfolio                       January 6, 2003
  ING T. Rowe Price Capital Appreciation Portfolio               January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                      January 13, 2003
  ING UBS U.S. Balanced Portfolio                                January 6, 2003
  ING Van Kampen Global Franchise Portfolio                      January 13, 2003
  ING Van Kampen Growth and Income Portfolio                     January 13, 2003
  ING Van Kampen Real Estate Portfolio                           January 13, 2003
                                                                 January 13, 2003
ING MAYFLOWER TRUST
  ING Growth + Value Fund                                          June 9, 2003

ING MUTUAL FUNDS
  ING Foreign Fund                                                 July 1, 2003
  ING Global Equity Dividend Fund                                September 2, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                           June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                         September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                                TBD
  ING GET U.S. Core Portfolio - Series 4                                TBD
  ING GET U.S. Core Portfolio - Series 5                                TBD
  ING GET U.S. Core Portfolio - Series 6                                TBD
  ING GET U.S. Opportunity Portfolio - Series 1                         TBD
  ING GET U.S. Opportunity Portfolio - Series 2                         TBD

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                          June 2, 2003
  ING Aeltus Money Market Fund                                     June 2, 2003
  ING Balanced Fund                                                June 2, 2003
  ING Bond Fund                                                    June 2, 2003
  ING Classic Principal Protection Fund I                          June 2, 2003
  ING Classic Principal Protection Fund II                         June 2, 2003
  ING Classic Principal Protection Fund III                        June 2, 2003
  ING Classic Principal Protection Fund IV                         June 2, 2003
  ING Government Fund                                              June 2, 2003
  ING Growth Fund                                                  June 9, 2003
  ING Growth & Income Fund                                         June 9, 2003
  ING Index Plus LargeCap Fund                                     June 9, 2003
  ING Index Plus MidCap Fund                                       June 9, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
  ING Index Plus Protection Fund                                 June 2, 2003
  ING Index Plus SmallCap Fund                                   June 9, 2003
  ING Small Company Fund                                         June 9, 2003
  ING Strategic Allocation Balanced Fund                         June 2, 2003
  ING Strategic Allocation Growth Fund                           June 2, 2003
  ING Strategic Allocation Income Fund                           June 2, 2003
  ING Technology Fund                                            June 2, 2003
  ING Value Opportunity Fund                                     June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                  July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Growth Portfolio                   July 7, 2003
  ING VP Strategic Allocation Balanced Portfolio                 July 7, 2003
  ING VP Strategic Allocation Income Portfolio                   July 7, 2003

ING VP BOND PORTFOLIO                                            July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                    July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                             July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio                                        July 7, 2003
  ING VP Index Plus LargeCap Portfolio                           July 7, 2003
  ING VP Index Plus MidCap Portfolio                             July 7, 2003
  ING VP Index Plus SmallCap Portfolio                           July 7, 2003
  ING VP Small Company Portfolio                                 July 7, 2003
  ING VP Technology Portfolio                                    July 7, 2003
  ING VP Value Opportunity Portfolio                             July 7, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

[ING FUNDS LOGO]

September 25, 2003

Ms. Martha Pierce
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement and Fund Accounting Agreement each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING VP Convertible Portfolio, ING VP Disciplined LargeCap Portfolio, ING VP Growth Opportunities Portfolio, ING VP Growth + Value Portfolio, ING VP High Yield Bond Portfolio, ING VP Large Company Value Portfolio, ING VP LargeCap Growth Portfolio, ING VP MagnaCap Portfolio, ING VP MidCap Opportunities Portfolio, ING VP Natural Resources Trust, ING VP SmallCap Opportunities Portfolio, The Asset Allocation Portfolio, The Bond Portfolio, The Money Market Portfolio and The Stock Portfolio, (the "Funds") to be included on the Amended Exhibit A to the Agreements as of October 6, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,


                                                /s/ Michael J. Roland
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York


By:    /s/ Edward G. McGann
       -------------------------------
Name:  EDWARD G. McGANN
       -------------------------------
Title: VICE PRESIDENT, Duly Authorized
       -------------------------------

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000       ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                                    EFFECTIVE DATE
-----                                                                    ---------------
ING EQUITY TRUST
   ING Convertible Fund                                                   June 9, 2003
   ING Disciplined LargeCap Fund                                          June 9, 2003
   ING Equity and Bond Fund                                               June 9, 2003
   ING Financial Services Fund                                            June 9, 2003
   ING Growth Opportunities Fund                                          June 9, 2003
   ING LargeCap Growth Fund                                               June 9, 2003
   ING Large Company Value Fund                                           June 9, 2003
   ING MidCap Opportunities Fund                                          June 9, 2003
   ING MidCap Value Fund                                                  June 9, 2003
   ING Principal Protection Fund                                          June 2, 2003
   ING Principal Protection Fund II                                       June 2, 2003
   ING Principal Protection Fund III                                      June 2, 2003
   ING Principal Protection Fund IV                                       June 2, 2003
   ING Principal Protection Fund V                                        June 2, 2003
   ING Principal Protection Fund VI                                       June 2, 2003
   ING Principal Protection Fund VII                                       May 1, 2003
   ING Principal Protection Fund VIII                                    October 1, 2003
   ING Principal Protection Fund IX                                            TBD
   ING Real Estate Fund                                                   June 9, 2003
   ING SmallCap Opportunities Fund                                        June 9, 2003
   ING SmallCap Value Fund                                                June 9, 2003
   ING Tax Efficient Equity Fund                                          June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                          April 7, 2003
   ING GNMA Income Fund                                                   April 7, 2003
   ING High Yield Bond Fund                                               April 7, 2003
   ING High Yield Opportunity Fund                                        April 7, 2003
   ING Intermediate Bond Fund                                             April 7, 2003
   ING Lexington Money Market Trust                                       April 7, 2003
   ING Money Market Fund                                                  April 7, 2003
   ING National Tax-Exempt Bond Fund                                      April 7, 2003
   ING Strategic Bond Fund                                                April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                                July 14, 2003
   ING GET Fund - Series E                                                July 14, 2003
   ING GET Fund - Series G                                                July 14, 2003
   ING GET Fund - Series H                                                July 14, 2003
   ING GET Fund - Series I                                                July 14, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                                July 14, 2003
   ING GET Fund - Series K                                                July 14, 2003
   ING GET Fund - Series L                                                July 14, 2003
   ING GET Fund - Series M                                                July 14, 2003
   ING GET Fund - Series N                                                July 14, 2003
   ING GET Fund - Series P                                                July 14, 2003
   ING GET Fund - Series Q                                                July 14, 2003
   ING GET Fund - Series R                                                July 14, 2003
   ING GET Fund - Series S                                                July 14, 2003
   ING GET Fund - Series T                                                July 14, 2003
   ING GET Fund - Series U                                                July 14, 2003
   ING GET Fund - Series V                                               March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                      June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                                  January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                      January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                 January 6, 2003
   ING American Funds Growth Portfolio                                   September 2, 2003
   ING American Funds Growth-Income Portfolio                            September 2, 2003
   ING American Funds International Portfolio                            September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                        January 13, 2003
   ING Capital Guardian Managed Global Portfolio                         January 13, 2003
   ING Capital Guardian Small Cap Portfolio                              January 13, 2003
   ING Developing World Portfolio                                        January 13, 2003
   ING Eagle Asset Value Equity Portfolio                                January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                             January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio                   January 6, 2003
   ING Hard Assets Portfolio                                             January 13, 2003
   ING International Portfolio                                           January 13, 2003
   ING Janus Growth and Income Portfolio                                 January 13, 2003
   ING Janus Special Equity Portfolio                                    January 13, 2003
   ING Jennison Equity Opportunities Portfolio                           January 6, 2003
   ING JPMorgan Fleming Small Cap Equity Portfolio                       January 13, 2003
   ING Julius Baer Foreign Portfolio                                     January 13, 2003
   ING Limited Maturity Bond Portfolio                                   January 6, 2003
   ING Liquid Assets Portfolio                                           January 6, 2003
   ING Marsico Growth Portfolio                                          January 13, 2003
   ING Mercury Focus Value Portfolio                                     January 6, 2003
   ING Mercury Fundamental Growth Portfolio                              January 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                                      January 13, 2003
   ING MFS Research Portfolio                                            January 13, 2003
   ING MFS Total Return Portfolio                                        January 13, 2003
   ING PIMCO Core Bond Portfolio                                         January 13, 2003
   ING Salomon Brothers All Cap Portfolio                                January 6, 2003
   ING Salomon Brothers Investors Portfolio                              January 6, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                      January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                             January 13, 2003
   ING UBS U.S. Balanced Portfolio                                       January 6, 2003
   ING Van Kampen Global Franchise Portfolio                             January 13, 2003
   ING Van Kampen Growth and Income Portfolio                            January 13, 2003
   ING Van Kampen Real Estate Portfolio                                  January 13, 2003
                                                                         January 13, 2003
ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                                       July 1, 2003
   ING Global Equity Dividend Fund                                       September 2, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                June 2, 2003
   ING Aeltus Money Market Fund                                           June 2, 2003
   ING Balanced Fund                                                      June 2, 2003
   ING Bond Fund                                                          June 2, 2003
   ING Classic Principal Protection Fund I                                June 2, 2003
   ING Classic Principal Protection Fund II                               June 2, 2003
   ING Classic Principal Protection Fund III                              June 2, 2003
   ING Classic Principal Protection Fund IV                               June 2, 2003
   ING Government Fund                                                    June 2, 2003
   ING Growth Fund                                                        June 9, 2003
   ING Growth & Income Fund                                               June 9, 2003
   ING Index Plus LargeCap Fund                                           June 9, 2003
   ING Index Plus MidCap Fund                                             June 9, 2003
   ING Index Plus Protection Fund                                         June 2, 2003
   ING Index Plus SmallCap Fund                                           June 9, 2003
   ING Small Company Fund                                                 June 9, 2003
   ING Strategic Allocation Balanced Fund                                 June 2, 2003
   ING Strategic Allocation Growth Fund                                   June 2, 2003
   ING Strategic Allocation Income Fund                                   June 2, 2003
   ING Technology Fund                                                    June 2, 2003
   ING Value Opportunity Fund                                             June 9, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                           July 7, 2003
   ING VP Strategic Allocation Balanced Portfolio                         July 7, 2003
   ING VP Strategic Allocation Income Portfolio                           July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                     July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                  June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                                      TBD
   ING GET U.S. Core Portfolio - Series 4                                      TBD
   ING GET U.S. Core Portfolio - Series 5                                      TBD
   ING GET U.S. Core Portfolio - Series 6                                      TBD
   ING GET U.S. Opportunity Portfolio - Series 1                               TBD
   ING GET U.S. Opportunity Portfolio - Series 2                               TBD

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                                July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                   July 7, 2003
   ING VP Index Plus MidCap Portfolio                                     July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                   July 7, 2003
   ING VP Small Company Portfolio                                         July 7, 2003
   ING VP Technology Portfolio                                            July 7, 2003
   ING VP Value Opportunity Portfolio                                     July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                          October 6, 2003
   ING VP Disciplined LargeCap Portfolio                                 October 6, 2003
   ING VP Growth + Value Portfolio                                       October 6, 2003
   ING VP Growth Opportunities Portfolio                                 October 6, 2003
   ING VP High Yield Bond Portfolio                                      October 6, 2003
   ING VP Large Company Value Portfolio                                  October 6, 2003
   ING VP LargeCap Growth Portfolio                                      October 6, 2003
   ING VP MagnaCap Portfolio                                             October 6, 2003
   ING VP MidCap Opportunities Portfolio                                 October 6, 2003
   ING VP SmallCap Opportunities Portfolio                               October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                          July 7, 2003

ING VP BOND PORTFOLIO                                                    July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                            July 7, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VP NATURAL RESOURCES TRUST                                           October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                                        October 6, 2003
   The Bond Portfolio                                                    October 6, 2003
   The Money Market Portfolio                                            October 6, 2003
   The Stock Portfolio                                                   October 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

                                AMENDED EXHIBIT A

FUND*                                                                    EFFECTIVE DATE
-----                                                                    --------------
ING EQUITY TRUST
   ING Convertible Fund                                                   June 9, 2003
   ING Disciplined LargeCap Fund                                          June 9, 2003
   ING Equity and Bond Fund                                               June 9, 2003
   ING Financial Services Fund                                            June 9, 2003
   ING Growth Opportunities Fund                                          June 9, 2003
   ING LargeCap Growth Fund                                               June 9, 2003
   ING Large Company Value Fund                                           June 9, 2003
   ING MidCap Opportunities Fund                                          June 9, 2003
   ING MidCap Value Fund                                                  June 9, 2003
   ING Principal Protection Fund                                          June 2, 2003
   ING Principal Protection Fund II                                       June 2, 2003
   ING Principal Protection Fund III                                      June 2, 2003
   ING Principal Protection Fund IV                                       June 2, 2003
   ING Principal Protection Fund V                                        June 2, 2003
   ING Principal Protection Fund VI                                       June 2, 2003
   ING Principal Protection Fund VII                                       May 1, 2003
   ING Principal Protection Fund VIII                                    October 1, 2003
   ING Principal Protection Fund IX                                            TBD
   ING Real Estate Fund                                                   June 9, 2003
   ING SmallCap Opportunities Fund                                        June 9, 2003
   ING SmallCap Value Fund                                                June 9, 2003
   ING Tax Efficient Equity Fund                                          June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                          April 7, 2003
   ING GNMA Income Fund                                                   April 7, 2003
   ING High Yield Bond Fund                                               April 7, 2003
   ING High Yield Opportunity Fund                                        April 7, 2003
   ING Intermediate Bond Fund                                             April 7, 2003
   ING Lexington Money Market Trust                                       April 7, 2003
   ING Money Market Fund                                                  April 7, 2003
   ING National Tax-Exempt Bond Fund                                      April 7, 2003
   ING Strategic Bond Fund                                                April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                                July 14, 2003
   ING GET Fund - Series E                                                July 14, 2003
   ING GET Fund - Series G                                                July 14, 2003
   ING GET Fund - Series H                                                July 14, 2003
   ING GET Fund - Series I                                                July 14, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                                July 14, 2003
   ING GET Fund - Series K                                                July 14, 2003
   ING GET Fund - Series L                                                July 14, 2003
   ING GET Fund - Series M                                                July 14, 2003
   ING GET Fund - Series N                                                July 14, 2003
   ING GET Fund - Series P                                                July 14, 2003
   ING GET Fund - Series Q                                                July 14, 2003
   ING GET Fund - Series R                                                July 14, 2003
   ING GET Fund - Series S                                                July 14, 2003
   ING GET Fund - Series T                                                July 14, 2003
   ING GET Fund - Series U                                                July 14, 2003
   ING GET Fund - Series V                                               March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                      June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                                  January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                      January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                 January 6, 2003
   ING American Funds Growth Portfolio                                   September 2, 2003
   ING American Funds Growth-Income Portfolio                            September 2, 2003
   ING American Funds International Portfolio                            September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                        January 13, 2003
   ING Capital Guardian Managed Global Portfolio                         January 13, 2003
   ING Capital Guardian Small Cap Portfolio                              January 13, 2003
   ING Developing World Portfolio                                        January 13, 2003
   ING Eagle Asset Value Equity Portfolio                                January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                             January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio                   January 6, 2003
   ING Hard Assets Portfolio                                             January 13, 2003
   ING International Portfolio                                           January 13, 2003
   ING Janus Growth and Income Portfolio                                 January 13, 2003
   ING Janus Special Equity Portfolio                                    January 13, 2003
   ING Jennison Equity Opportunities Portfolio                           January 6, 2003
   ING JPMorgan Fleming Small Cap Equity Portfolio                       January 13, 2003
   ING Julius Baer Foreign Portfolio                                     January 13, 2003
   ING Limited Maturity Bond Portfolio                                   January 6, 2003
   ING Liquid Assets Portfolio                                           January 6, 2003
   ING Marsico Growth Portfolio                                          January 13, 2003
   ING Mercury Focus Value Portfolio                                     January 6, 2003
   ING Mercury Fundamental Growth Portfolio                              January 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                                      January 13, 2003
   ING MFS Research Portfolio                                            January 13, 2003
   ING MFS Total Return Portfolio                                        January 13, 2003
   ING PIMCO Core Bond Portfolio                                         January 13, 2003
   ING Salomon Brothers All Cap Portfolio                                January 6, 2003
   ING Salomon Brothers Investors Portfolio                              January 6, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                      January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                             January 13, 2003
   ING UBS U.S. Balanced Portfolio                                       January 6, 2003
   ING Van Kampen Equity Growth Portfolio                                January 13, 2003
   ING Van Kampen Global Franchise Portfolio                             January 13, 2003
   ING Van Kampen Growth and Income Portfolio                            January 13, 2003
   ING Van Kampen Real Estate Portfolio                                  January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                                       July 1, 2003
   ING Global Equity Dividend Fund                                       September 2, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                June 2, 2003
   ING Aeltus Money Market Fund                                           June 2, 2003
   ING Balanced Fund                                                      June 2, 2003
   ING Bond Fund                                                          June 2, 2003
   ING Classic Principal Protection Fund I                                June 2, 2003
   ING Classic Principal Protection Fund II                               June 2, 2003
   ING Classic Principal Protection Fund III                              June 2, 2003
   ING Classic Principal Protection Fund IV                               June 2, 2003
   ING Government Fund                                                    June 2, 2003
   ING Growth Fund                                                        June 9, 2003
   ING Growth & Income Fund                                               June 9, 2003
   ING Index Plus LargeCap Fund                                           June 9, 2003
   ING Index Plus MidCap Fund                                             June 9, 2003
   ING Index Plus Protection Fund                                         June 2, 2003
   ING Index Plus SmallCap Fund                                           June 9, 2003
   ING Small Company Fund                                                 June 9, 2003
   ING Strategic Allocation Balanced Fund                                 June 2, 2003
   ING Strategic Allocation Growth Fund                                   June 2, 2003
   ING Strategic Allocation Income Fund                                   June 2, 2003
   ING Technology Fund                                                    June 2, 2003
   ING Value Opportunity Fund                                             June 9, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                              July 7, 2003
   ING VP Strategic Allocation Balanced Portfolio                            July 7, 2003
   ING VP Strategic Allocation Income Portfolio                              July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                        July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                    June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                  September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                                         TBD
   ING GET U.S. Core Portfolio - Series 4                                         TBD
   ING GET U.S. Core Portfolio - Series 5                                         TBD
   ING GET U.S. Core Portfolio - Series 6                                         TBD
   ING GET U.S. Opportunity Portfolio - Series 1                                  TBD
   ING GET U.S. Opportunity Portfolio - Series 2                                  TBD

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                                   July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                      July 7, 2003
   ING VP Index Plus MidCap Portfolio                                        July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                      July 7, 2003
   ING VP Small Company Portfolio                                            July 7, 2003
   ING VP Technology Portfolio                                               July 7, 2003
   ING VP Value Opportunity Portfolio                                        July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                             October 6, 2003
   ING VP Disciplined LargeCap Portfolio                                    October 6, 2003
   ING VP Growth + Value Portfolio                                          October 6, 2003
   ING VP Growth Opportunities Portfolio                                    October 6, 2003
   ING VP High Yield Bond Portfolio                                         October 6, 2003
   ING VP Large Company Value Portfolio                                     October 6, 2003
   ING VP LargeCap Growth Portfolio                                         October 6, 2003
   ING VP MagnaCap Portfolio                                                October 6, 2003
   ING VP MidCap Opportunities Portfolio                                    October 6, 2003
   ING VP SmallCap Opportunities Portfolio                                  October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                              July 7, 2003

ING VP BOND PORTFOLIO                                                        July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                                July 7, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VP NATURAL RESOURCES TRUST                                             October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                                          October 6, 2003
   The Bond Portfolio                                                      October 6, 2003
   The Money Market Portfolio                                              October 6, 2003
   The Stock Portfolio                                                     October 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

[ING FUNDS LOGO]

October 17, 2003

Ms. Mary Jean Milner
Vice President, Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Emerging Countries Fund, ING Global Real Estate Fund, ING International Fund, ING International Growth Fund, ING International SmallCap Growth Fund, ING International Value Fund, ING Precious Metals Fund, ING Russia Fund, ING VP Emerging Markets Fund, ING VP International Equity Portfolio, ING VP International Value Portfolio, ING VP Worldwide Growth Portfolio and ING Worldwide Growth Fund (the "Funds") to be included on the Amended Exhibit A to the Agreements as of November 3, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,


                                                /s/ Michael J. Roland
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York


By:    /s/ Edward G. McGann
       ----------------------------------------
Name:  EDWARD G. McGANN
       ----------------------------------------
Title: VICE PRESIDENT, 10/22/03 Duly Authorized
       ----------------------------------------

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000       ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                                     EFFECTIVE DATE
-----                                                                     --------------
ING EQUITY TRUST
   ING Convertible Fund                                                    June 9, 2003
   ING Disciplined LargeCap Fund                                           June 9, 2003
   ING Equity and Bond Fund                                                June 9, 2003
   ING Financial Services Fund                                             June 9, 2003
   ING Growth Opportunities Fund                                           June 9, 2003
   ING LargeCap Growth Fund                                                June 9, 2003
   ING Large Company Value Fund                                            June 9, 2003
   ING MidCap Opportunities Fund                                           June 9, 2003
   ING MidCap Value Fund                                                   June 9, 2003
   ING Principal Protection Fund                                           June 2, 2003
   ING Principal Protection Fund II                                        June 2, 2003
   ING Principal Protection Fund III                                       June 2, 2003
   ING Principal Protection Fund IV                                        June 2, 2003
   ING Principal Protection Fund V                                         June 2, 2003
   ING Principal Protection Fund VI                                        June 2, 2003
   ING Principal Protection Fund VII                                        May 1, 2003
   ING Principal Protection Fund VIII                                     October 1, 2003
   ING Principal Protection Fund IX                                             TBD
   ING Real Estate Fund                                                    June 9, 2003
   ING SmallCap Opportunities Fund                                         June 9, 2003
   ING SmallCap Value Fund                                                 June 9, 2003
   ING Tax Efficient Equity Fund                                           June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                           April 7, 2003
   ING GNMA Income Fund                                                    April 7, 2003
   ING High Yield Bond Fund                                                April 7, 2003
   ING High Yield Opportunity Fund                                         April 7, 2003
   ING Intermediate Bond Fund                                              April 7, 2003
   ING Lexington Money Market Trust                                        April 7, 2003
   ING Money Market Fund                                                   April 7, 2003
   ING National Tax-Exempt Bond Fund                                       April 7, 2003
   ING Strategic Bond Fund                                                 April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                                 July 14, 2003
   ING GET Fund - Series E                                                 July 14, 2003
   ING GET Fund - Series G                                                 July 14, 2003
   ING GET Fund - Series H                                                 July 14, 2003
   ING GET Fund - Series I                                                 July 14, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                                  July 14, 2003
   ING GET Fund - Series K                                                  July 14, 2003
   ING GET Fund - Series L                                                  July 14, 2003
   ING GET Fund - Series M                                                  July 14, 2003
   ING GET Fund - Series N                                                  July 14, 2003
   ING GET Fund - Series P                                                  July 14, 2003
   ING GET Fund - Series Q                                                  July 14, 2003
   ING GET Fund - Series R                                                  July 14, 2003
   ING GET Fund - Series S                                                  July 14, 2003
   ING GET Fund - Series T                                                  July 14, 2003
   ING GET Fund - Series U                                                  July 14, 2003
   ING GET Fund - Series V                                                 March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                        June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                                    January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                        January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                   January 6, 2003
   ING American Funds Growth Portfolio                                    September 2, 2003
   ING American Funds Growth-Income Portfolio                             September 2, 2003
   ING American Funds International Portfolio                             September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                         January 13, 2003
   ING Capital Guardian Managed Global Portfolio                          January 13, 2003
   ING Capital Guardian Small Cap Portfolio                               January 13, 2003
   ING Developing World Portfolio                                         January 13, 2003
   ING Eagle Asset Value Equity Portfolio                                 January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                              January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio                    January 6, 2003
   ING Hard Assets Portfolio                                              January 13, 2003
   ING International Portfolio                                            January 13, 2003
   ING Janus Growth and Income Portfolio                                  January 13, 2003
   ING Janus Special Equity Portfolio                                     January 13, 2003
   ING Jennison Equity Opportunities Portfolio                             January 6, 2003
   ING JPMorgan Fleming Small Cap Equity Portfolio                        January 13, 2003
   ING Julius Baer Foreign Portfolio                                      January 13, 2003
   ING Limited Maturity Bond Portfolio                                     January 6, 2003
   ING Liquid Assets Portfolio                                             January 6, 2003
   ING Marsico Growth Portfolio                                           January 13, 2003
   ING Mercury Focus Value Portfolio                                       January 6, 2003
   ING Mercury Fundamental Growth Portfolio                                January 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                                       January 13, 2003
   ING MFS Research Portfolio                                             January 13, 2003
   ING MFS Total Return Portfolio                                         January 13, 2003
   ING PIMCO Core Bond Portfolio                                          January 13, 2003
   ING PIMCO High Yield Portfolio                                               TBD
   ING Salomon Brothers All Cap Portfolio                                 January 6, 2003
   ING Salomon Brothers Investors Portfolio                               January 6, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                       January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                              January 13, 2003
   ING UBS U.S. Balanced Portfolio                                        January 6, 2003
   ING Van Kampen Equity Growth Portfolio                                 January 13, 2003
   ING Van Kampen Global Franchise Portfolio                              January 13, 2003
   ING Van Kampen Growth and Income Portfolio                             January 13, 2003
   ING Van Kampen Real Estate Portfolio                                   January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                 June 9, 2003
   ING International Value Fund                                           November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                                            November 3, 2003
   ING Foreign Fund                                                        July 1, 2003
   ING Global Equity Dividend Fund                                        September 2, 2003
   ING Global Real Estate Fund                                            November 3, 2003
   ING International Fund                                                 November 3, 2003
   ING International SmallCap Growth Fund                                 November 3, 2003
   ING Precious Metals Fund                                               November 3, 2003
   ING Russia Fund                                                        November 3, 2003
   ING Worldwide Growth Fund                                              November 3, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                 June 2, 2003
   ING Aeltus Money Market Fund                                            June 2, 2003
   ING Balanced Fund                                                       June 2, 2003
   ING Bond Fund                                                           June 2, 2003
   ING Classic Principal Protection Fund I                                 June 2, 2003
   ING Classic Principal Protection Fund II                                June 2, 2003
   ING Classic Principal Protection Fund III                               June 2, 2003
   ING Classic Principal Protection Fund IV                                June 2, 2003
   ING Government Fund                                                     June 2, 2003
   ING Growth Fund                                                         June 9, 2003
   ING Growth and Income Fund                                              June 9, 2003
   ING Index Plus LargeCap Fund                                            June 9, 2003
   ING Index Plus MidCap Fund                                              June 9, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
  ING Index Plus Protection Fund                                           June 2, 2003
  ING Index Plus SmallCap Fund                                             June 9, 2003
  ING International Growth Fund                                          November 3, 2003
  ING Small Company Fund                                                   June 9, 2003
  ING Strategic Allocation Balanced Fund                                   June 2, 2003
  ING Strategic Allocation Growth Fund                                     June 2, 2003
  ING Strategic Allocation Income Fund                                     June 2, 2003
  ING Technology Fund                                                      June 2, 2003
  ING Value Opportunity Fund                                               June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio                           July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                             July 7, 2003
  ING VP Strategic Allocation Income Portfolio                             July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                                       July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                                   June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                                 September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                                       TBD
  ING GET U.S. Core Portfolio - Series 4                                       TBD
  ING GET U.S. Core Portfolio - Series 5                                       TBD
  ING GET U.S. Core Portfolio - Series 6                                       TBD
  ING GET U.S. Opportunity Portfolio - Series 1                                TBD
  ING GET U.S. Opportunity Portfolio - Series 2                                TBD
  ING VP Worldwide Growth Portfolio                                      November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio                                                  July 7, 2003
  ING VP Index Plus LargeCap Portfolio                                     July 7, 2003
  ING VP Index Plus MidCap Portfolio                                       July 7, 2003
  ING VP Index Plus SmallCap Portfolio                                     July 7, 2003
  ING VP International Equity Portfolio                                  November 3, 2003
  ING VP Small Company Portfolio                                           July 7, 2003
  ING VP Technology Portfolio                                              July 7, 2003
  ING VP Value Opportunity Portfolio                                       July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                           October 6, 2003
  ING VP Disciplined LargeCap Portfolio                                  October 6, 2003
  ING VP Growth + Value Portfolio                                        October 6, 2003
  ING VP Growth Opportunities Portfolio                                  October 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VARIABLE PRODUCTS TRUST (CONTINUED)
  ING VP High Yield Bond Portfolio                                       October 6, 2003
  ING VP International Value Portfolio                                   November 3, 2003
  ING VP Large Company Value Portfolio                                   October 6, 2003
  ING VP LargeCap Growth Portfolio                                       October 6, 2003
  ING VP MagnaCap Portfolio                                              October 6, 2003
  ING VP MidCap Opportunities Portfolio                                  October 6, 2003
  ING VP SmallCap Opportunities Portfolio                                October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                            July 7, 2003

ING VP BOND PORTFOLIO                                                      July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                                       November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                              July 7, 2003

ING VP NATURAL RESOURCES TRUST                                           October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                                         October 6, 2003
  The Bond Portfolio                                                     October 6, 2003
  The Money Market Portfolio                                             October 6, 2003
  The Stock Portfolio                                                    October 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

[ING FUNDS LOGO]

October 17, 2003

Ms. Mary Jean Milner
Vice President, Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING PIMCO High Yield Portfolio and ING Stock Index Portfolio, two newly established funds of ING Investors Trust (the "New Funds")

to be included on the Amended Exhibit A to the Agreements as of November 3, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the New Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.


                                                Sincerely,


                                                /s/ Michael J. Roland
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York


By:    /s/ Edward G. McGann
       -------------------------------
Name:  EDWARD G. McGANN
       -------------------------------
Title: VICE PRESIDENT, Duly Authorized
       -------------------------------

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                                   EFFECTIVE DATE
-----                                                                   --------------
ING EQUITY TRUST
   ING Convertible Fund                                                   June 9, 2003
   ING Disciplined LargeCap Fund                                          June 9, 2003
   ING Equity and Bond Fund                                               June 9, 2003
   ING Financial Services Fund                                            June 9, 2003
   ING Growth Opportunities Fund                                          June 9, 2003
   ING LargeCap Growth Fund                                               June 9, 2003
   ING Large Company Value Fund                                           June 9, 2003
   ING MidCap Opportunities Fund                                          June 9, 2003
   ING MidCap Value Fund                                                  June 9, 2003
   ING Principal Protection Fund                                          June 2, 2003
   ING Principal Protection Fund II                                       June 2, 2003
   ING Principal Protection Fund III                                      June 2, 2003
   ING Principal Protection Fund IV                                       June 2, 2003
   ING Principal Protection Fund V                                        June 2, 2003
   ING Principal Protection Fund VI                                       June 2, 2003
   ING Principal Protection Fund VII                                       May 1, 2003
   ING Principal Protection Fund VIII                                    October 1, 2003
   ING Principal Protection Fund IX                                            TBD
   ING Real Estate Fund                                                   June 9, 2003
   ING SmallCap Opportunities Fund                                        June 9, 2003
   ING SmallCap Value Fund                                                June 9, 2003
   ING Tax Efficient Equity Fund                                          June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                          April 7, 2003
   ING GNMA Income Fund                                                   April 7, 2003
   ING High Yield Bond Fund                                               April 7, 2003
   ING High Yield Opportunity Fund                                        April 7, 2003
   ING Intermediate Bond Fund                                             April 7, 2003
   ING Lexington Money Market Trust                                       April 7, 2003
   ING Money Market Fund                                                  April 7, 2003
   ING National Tax-Exempt Bond Fund                                      April 7, 2003
   ING Strategic Bond Fund                                                April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                                July 14, 2003
   ING GET Fund - Series E                                                July 14, 2003
   ING GET Fund - Series G                                                July 14, 2003
   ING GET Fund - Series H                                                July 14, 2003
   ING GET Fund - Series I                                                July 14, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                                 July 14, 2003
   ING GET Fund - Series K                                                 July 14, 2003
   ING GET Fund - Series L                                                 July 14, 2003
   ING GET Fund - Series M                                                 July 14, 2003
   ING GET Fund - Series N                                                 July 14, 2003
   ING GET Fund - Series P                                                 July 14, 2003
   ING GET Fund - Series Q                                                 July 14, 2003
   ING GET Fund - Series R                                                 July 14, 2003
   ING GET Fund - Series S                                                 July 14, 2003
   ING GET Fund - Series T                                                 July 14, 2003
   ING GET Fund - Series U                                                 July 14, 2003
   ING GET Fund - Series V                                                March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                       June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                                  January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                      January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                 January 6, 2003
   ING American Funds Growth Portfolio                                   September 2, 2003
   ING American Funds Growth-Income Portfolio                            September 2, 2003
   ING American Funds International Portfolio                            September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                        January 13, 2003
   ING Capital Guardian Managed Global Portfolio                         January 13, 2003
   ING Capital Guardian Small Cap Portfolio                              January 13, 2003
   ING Developing World Portfolio                                        January 13, 2003
   ING Eagle Asset Value Equity Portfolio                                January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                             January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio                   January 6, 2003
   ING Hard Assets Portfolio                                             January 13, 2003
   ING International Portfolio                                           January 13, 2003
   ING Janus Growth and Income Portfolio                                 January 13, 2003
   ING Janus Special Equity Portfolio                                    January 13, 2003
   ING Jennison Equity Opportunities Portfolio                           January 6, 2003
   ING JPMorgan Fleming Small Cap Equity Portfolio                       January 13, 2003
   ING Julius Baer Foreign Portfolio                                     January 13, 2003
   ING Limited Maturity Bond Portfolio                                   January 6, 2003
   ING Liquid Assets Portfolio                                           January 6, 2003
   ING Marsico Growth Portfolio                                          January 13, 2003
   ING Mercury Focus Value Portfolio                                     January 6, 2003
   ING Mercury Fundamental Growth Portfolio                              January 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                                      January 13, 2003
   ING MFS Research Portfolio                                            January 13, 2003
   ING MFS Total Return Portfolio                                        January 13, 2003
   ING PIMCO Core Bond Portfolio                                         January 13, 2003
   ING PIMCO High Yield Portfolio                                        November 5, 2003
   ING Salomon Brothers All Cap Portfolio                                January 6, 2003
   ING Salomon Brothers Investors Portfolio                              January 6, 2003
   ING Stock Index Portfolio                                             November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                      January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                             January 13, 2003
   ING UBS U.S. Balanced Portfolio                                       January 6, 2003
   ING Van Kampen Equity Growth Portfolio                                January 13, 2003
   ING Van Kampen Global Franchise Portfolio                             January 13, 2003
   ING Van Kampen Growth and Income Portfolio                            January 13, 2003
   ING Van Kampen Real Estate Portfolio                                  January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                 June 9, 2003
   ING International Value Fund                                          November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                                           November 3, 2003
   ING Foreign Fund                                                        July 1, 2003
   ING Global Equity Dividend Fund                                       September 2, 2003
   ING Global Real Estate Fund                                           November 3, 2003
   ING International Fund                                                November 3, 2003
   ING International SmallCap Growth Fund                                November 3, 2003
   ING Precious Metals Fund                                              November 3, 2003
   ING Russia Fund                                                       November 3, 2003
   ING Worldwide Growth Fund                                             November 3, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                 June 2, 2003
   ING Aeltus Money Market Fund                                            June 2, 2003
   ING Balanced Fund                                                       June 2, 2003
   ING Bond Fund                                                           June 2, 2003
   ING Classic Principal Protection Fund I                                 June 2, 2003
   ING Classic Principal Protection Fund II                                June 2, 2003
   ING Classic Principal Protection Fund III                               June 2, 2003
   ING Classic Principal Protection Fund IV                                June 2, 2003
   ING Government Fund                                                     June 2, 2003
   ING Growth Fund                                                         June 9, 2003
   ING Growth and Income Fund                                              June 9, 2003
   ING Index Plus LargeCap Fund                                            June 9, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
   ING Index Plus MidCap Fund                                             June 9, 2003
   ING Index Plus Protection Fund                                         June 2, 2003
   ING Index Plus SmallCap Fund                                           June 9, 2003
   ING International Growth Fund                                         November 3, 2003
   ING Small Company Fund                                                 June 9, 2003
   ING Strategic Allocation Balanced Fund                                 June 2, 2003
   ING Strategic Allocation Growth Fund                                   June 2, 2003
   ING Strategic Allocation Income Fund                                   June 2, 2003
   ING Technology Fund                                                    June 2, 2003
   ING Value Opportunity Fund                                             June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio                         July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                           July 7, 2003
   ING VP Strategic Allocation Income Portfolio                           July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                     July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                 June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                                      TBD
   ING GET U.S. Core Portfolio - Series 4                                      TBD
   ING GET U.S. Core Portfolio - Series 5                                      TBD
   ING GET U.S. Core Portfolio - Series 6                                      TBD
   ING GET U.S. Opportunity Portfolio - Series 1                               TBD
   ING GET U.S. Opportunity Portfolio - Series 2                               TBD
   ING VP Worldwide Growth Portfolio                                     November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                                July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                   July 7, 2003
   ING VP Index Plus MidCap Portfolio                                     July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                   July 7, 2003
   ING VP International Equity Portfolio                                 November 3, 2003
   ING VP Small Company Portfolio                                         July 7, 2003
   ING VP Technology Portfolio                                            July 7, 2003
   ING VP Value Opportunity Portfolio                                     July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                          October 6, 2003
   ING VP Disciplined LargeCap Portfolio                                 October 6, 2003
   ING VP Growth + Value Portfolio                                       October 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VARIABLE PRODUCTS TRUST (CONTINUED)
   ING VP Growth Opportunities Portfolio                                 October 6, 2003
   ING VP High Yield Bond Portfolio                                      October 6, 2003
   ING VP International Value Portfolio                                  November 3, 2003
   ING VP Large Company Value Portfolio                                  October 6, 2003
   ING VP LargeCap Growth Portfolio                                      October 6, 2003
   ING VP MagnaCap Portfolio                                             October 6, 2003
   ING VP MidCap Opportunities Portfolio                                 October 6, 2003
   ING VP SmallCap Opportunities Portfolio                               October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                           July 7, 2003

ING VP BOND PORTFOLIO                                                     July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                                       November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                             July 7, 2003

ING VP NATURAL RESOURCES TRUST                                           October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                                        October 6, 2003
   The Bond Portfolio                                                    October 6, 2003
   The Money Market Portfolio                                            October 6, 2003
   The Stock Portfolio                                                   October 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

[ING FUNDS LOGO]

February 1, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING LargeCap Value Fund (the "Fund") to be included on the AMENDED EXHIBIT A to the Agreements as of February 1, 2004 as shown.

The AMENDED EXHIBIT A has also been updated (1) by the removal of ING Large Company Value Fund and ING VP Large Company Value Portfolio as these Funds were recently dissolved; (2) to reflect the recent name change of ING JPMorgan Fleming Small Cap Equity Portfolio to ING JPMorgan Small Cap Equity Portfolio; and (3) to reflect the effective date of February 2, 2004 for ING Principal Protection Fund IX.

Please signify your acceptance to provide services under the Agreements with respect to the Fund by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,


                                                /s/ Michael J. Roland
                                                Michael J. Roland
                                                Executive Vice President and
                                                Chief Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York


By:    /s/ EDWARD G. McGANN
       -------------------------------
Name:  EDWARD G. McGANN
       -------------------------------
Title: VICE PRESIDENT, Duly Authorized
       -------------------------------

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000       ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                                    EFFECTIVE DATE
-----                                                                    ---------------
ING EQUITY TRUST
   ING Convertible Fund                                                    June 9, 2003
   ING Disciplined LargeCap Fund                                           June 9, 2003
   ING Equity and Bond Fund                                                June 9, 2003
   ING Financial Services Fund                                             June 9, 2003
   ING Growth Opportunities Fund                                           June 9, 2003
   ING LargeCap Growth Fund                                                June 9, 2003
   ING LargeCap Value Fund                                               February 1, 2004
   ING MidCap Opportunities Fund                                           June 9, 2003
   ING MidCap Value Fund                                                   June 9, 2003
   ING Principal Protection Fund                                           June 2, 2003
   ING Principal Protection Fund II                                        June 2, 2003
   ING Principal Protection Fund III                                       June 2, 2003
   ING Principal Protection Fund IV                                        June 2, 2003
   ING Principal Protection Fund V                                         June 2, 2003
   ING Principal Protection Fund VI                                        June 2, 2003
   ING Principal Protection Fund VII                                        May 1, 2003
   ING Principal Protection Fund VIII                                     October 1, 2003
   ING Principal Protection Fund IX                                      February 2, 2004
   ING Real Estate Fund                                                    June 9, 2003
   ING SmallCap Opportunities Fund                                         June 9, 2003
   ING SmallCap Value Fund                                                 June 9, 2003
   ING Tax Efficient Equity Fund                                           June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                           April 7, 2003
   ING GNMA Income Fund                                                    April 7, 2003
   ING High Yield Bond Fund                                                April 7, 2003
   ING High Yield Opportunity Fund                                         April 7, 2003
   ING Intermediate Bond Fund                                              April 7, 2003
   ING Lexington Money Market Trust                                        April 7, 2003
   ING Money Market Fund                                                   April 7, 2003
   ING National Tax-Exempt Bond Fund                                       April 7, 2003
   ING Strategic Bond Fund                                                 April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                                 July 14, 2003
   ING GET Fund - Series E                                                 July 14, 2003
   ING GET Fund - Series G                                                 July 14, 2003
   ING GET Fund - Series H                                                 July 14, 2003
   ING GET Fund - Series I                                                 July 14, 2003

  * This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                                 July 14, 2003
   ING GET Fund - Series K                                                 July 14, 2003
   ING GET Fund - Series L                                                 July 14, 2003
   ING GET Fund - Series M                                                 July 14, 2003
   ING GET Fund - Series N                                                 July 14, 2003
   ING GET Fund - Series P                                                 July 14, 2003
   ING GET Fund - Series Q                                                 July 14, 2003
   ING GET Fund - Series R                                                 July 14, 2003
   ING GET Fund - Series S                                                 July 14, 2003
   ING GET Fund - Series T                                                 July 14, 2003
   ING GET Fund - Series U                                                 July 14, 2003
   ING GET Fund - Series V                                                March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                       June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                                   January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                       January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                  January 6, 2003
   ING American Funds Growth Portfolio                                   September 2, 2003
   ING American Funds Growth-Income Portfolio                            September 2, 2003
   ING American Funds International Portfolio                            September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                        January 13, 2003
   ING Capital Guardian Managed Global Portfolio                         January 13, 2003
   ING Capital Guardian Small Cap Portfolio                              January 13, 2003
   ING Developing World Portfolio                                        January 13, 2003
   ING Eagle Asset Value Equity Portfolio                                 January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                              January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio                    January 6, 2003
   ING Hard Assets Portfolio                                             January 13, 2003
   ING International Portfolio                                           January 13, 2003
   ING Janus Growth and Income Portfolio                                 January 13, 2003
   ING Janus Special Equity Portfolio                                    January 13, 2003
   ING Jennison Equity Opportunities Portfolio                            January 6, 2003
   ING JPMorgan Small Cap Equity Portfolio                               January 13, 2003
   ING Julius Baer Foreign Portfolio                                     January 13, 2003
   ING Limited Maturity Bond Portfolio                                    January 6, 2003
   ING Liquid Assets Portfolio                                            January 6, 2003
   ING Marsico Growth Portfolio                                          January 13, 2003
   ING Mercury Focus Value Portfolio                                      January 6, 2003
   ING Mercury Fundamental Growth Portfolio                               January 6, 2003

  * This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                                      January 13, 2003
   ING MFS Research Portfolio                                            January 13, 2003
   ING MFS Total Return Portfolio                                        January 13, 2003
   ING PIMCO Core Bond Portfolio                                         January 13, 2003
   ING PIMCO High Yield Portfolio                                        November 5, 2003
   ING Salomon Brothers All Cap Portfolio                                 January 6, 2003
   ING Salomon Brothers Investors Portfolio                               January 6, 2003
   ING Stock Index Portfolio                                             November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                      January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                             January 13, 2003
   ING UBS U.S. Balanced Portfolio                                        January 6, 2003
   ING Van Kampen Equity Growth Portfolio                                January 13, 2003
   ING Van Kampen Global Franchise Portfolio                             January 13, 2003
   ING Van Kampen Growth and Income Portfolio                            January 13, 2003
   ING Van Kampen Real Estate Portfolio                                  January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                 June 9, 2003
   ING International Value Fund                                          November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                                           November 3, 2003
   ING Foreign Fund                                                        July 1, 2003
   ING Global Equity Dividend Fund                                       September 2, 2003
   ING Global Real Estate Fund                                           November 3, 2003
   ING International Fund                                                November 3, 2003
   ING International SmallCap Growth Fund                                November 3, 2003
   ING Precious Metals Fund                                              November 3, 2003
   ING Russia Fund                                                       November 3, 2003
   ING Worldwide Growth Fund                                             November 3, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                 June 2, 2003
   ING Aeltus Money Market Fund                                            June 2, 2003
   ING Balanced Fund                                                       June 2, 2003
   ING Bond Fund                                                           June 2, 2003
   ING Classic Principal Protection Fund I                                 June 2, 2003
   ING Classic Principal Protection Fund II                                June 2, 2003
   ING Classic Principal Protection Fund III                               June 2, 2003
   ING Classic Principal Protection Fund IV                                June 2, 2003
   ING Government Fund                                                     June 2, 2003
   ING Growth Fund                                                         June 9, 2003
   ING Growth and Income Fund                                              June 9, 2003

  * This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
   ING Index Plus LargeCap Fund                                            June 9, 2003
   ING Index Plus MidCap Fund                                              June 9, 2003
   ING Index Plus Protection Fund                                          June 2, 2003
   ING Index Plus SmallCap Fund                                            June 9, 2003
   ING International Growth Fund                                         November 3, 2003
   ING Small Company Fund                                                  June 9, 2003
   ING Strategic Allocation Balanced Fund                                  June 2, 2003
   ING Strategic Allocation Growth Fund                                    June 2, 2003
   ING Strategic Allocation Income Fund                                    June 2, 2003
   ING Technology Fund                                                     June 2, 2003
   ING Value Opportunity Fund                                              June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio                          July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                            July 7, 2003
   ING VP Strategic Allocation Income Portfolio                            July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                      July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                  June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                                December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                                       TBD
   ING GET U.S. Core Portfolio - Series 5                                       TBD
   ING GET U.S. Core Portfolio - Series 6                                       TBD
   ING GET U.S. Opportunity Portfolio - Series 1                                TBD
   ING GET U.S. Opportunity Portfolio - Series 2                                TBD
   ING VP Worldwide Growth Portfolio                                     November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                                 July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                    July 7, 2003
   ING VP Index Plus MidCap Portfolio                                      July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                    July 7, 2003
   ING VP International Equity Portfolio                                 November 3, 2003
   ING VP Small Company Portfolio                                          July 7, 2003
   ING VP Technology Portfolio                                             July 7, 2003
   ING VP Value Opportunity Portfolio                                      July 7, 2003

  * This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                           October 6, 2003
   ING VP Disciplined LargeCap Portfolio                                  October 6, 2003
   ING VP Growth + Value Portfolio                                        October 6, 2003
   ING VP Growth Opportunities Portfolio                                  October 6, 2003
   ING VP High Yield Bond Portfolio                                       October 6, 2003
   ING VP International Value Portfolio                                  November 3, 2003
   ING VP LargeCap Growth Portfolio                                       October 6, 2003
   ING VP MagnaCap Portfolio                                              October 6, 2003
   ING VP MidCap Opportunities Portfolio                                  October 6, 2003
   ING VP SmallCap Opportunities Portfolio                                October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                            July 7, 2003

ING VP BOND PORTFOLIO                                                      July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                                       November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                              July 7, 2003

ING VP NATURAL RESOURCES TRUST                                            October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                                         October 6, 2003
   The Bond Portfolio                                                     October 6, 2003
   The Money Market Portfolio                                             October 6, 2003
   The Stock Portfolio                                                    October 6, 2003

  * This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

[ING FUNDS LOGO]

February 25, 2004

MS. Mary Jean Milner
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Lifestyle Aggressive Growth Portfolio, ING Lifestyle Growth Portfolio, ING Lifestyle Moderate Growth Portfolio, ING Lifestyle Moderate Portfolio, ING Principal Protection Fund X, ING Principal Protection Fund XI, ING VP Financial Services Portfolio, and ING VP Real Estate Portfolio (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING Eagle Asset Value Equity Portfolio to ING Eagle Asset Capital Appreciation Portfolio, effective May 3, 2004, ING Growth and Income Fund to ING Equity Income Fund, ING Technology Fund to ING Global Science and Technology Fund, ING Growth and Income Fund to ING Equity Income Fund and ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio, and (2) by the removal of ING Strategic Bond Fund, effective April 16, 2004, and ING GET Fund - Series D as these funds were recently dissolved.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.


                                                Sincerely,


                                                /s/ Michael J. Roland
                                                Michael J. Roland
                                                Executive Vice President and
                                                Chief Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York


By:    /s/ Edward G. McGann
       -------------------------------
Name:  EDWARD G. McGANN
       -------------------------------
Title: VICE PRESIDENT, Duly Authorized
       -------------------------------

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                                      EFFECTIVE DATE
----                                                                      --------------
ING EQUITY TRUST
   ING Convertible Fund                                                      June 9, 2003
   ING Disciplined LargeCap Fund                                             June 9, 2003
   ING Equity and Bond Fund                                                  June 9, 2003
   ING Financial Services Fund                                               June 9, 2003
   ING Growth Opportunities Fund                                             June 9, 2003
   ING LargeCap Growth Fund                                                  June 9, 2003
   ING LargeCap Value Fund                                                  February 1, 2004
   ING MidCap Opportunities Fund                                             June 9, 2003
   ING MidCap Value Fund                                                     June 9, 2003
   ING Principal Protection Fund                                             June 2, 2003
   ING Principal Protection Fund II                                          June 2, 2003
   ING Principal Protection Fund III                                         June 2, 2003
   ING Principal Protection Fund IV                                          June 2, 2003
   ING Principal Protection Fund V                                           June 2, 2003
   ING Principal Protection Fund VI                                          June 2, 2003
   ING Principal Protection Fund VII                                          May 1, 2003
   ING Principal Protection Fund VIII                                       October 1, 2003
   ING Principal Protection Fund IX                                         February 2, 2004
   ING Principal Protection Fund X                                                TBD
   ING Principal Protection Fund XI                                               TBD
   ING Real Estate Fund                                                      June 9, 2003
   ING SmallCap Opportunities Fund                                           June 9, 2003
   ING SmallCap Value Fund                                                   June 9, 2003
   ING Tax Efficient Equity Fund                                             June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                             April 7, 2003
   ING GNMA Income Fund                                                      April 7, 2003
   ING High Yield Bond Fund                                                  April 7, 2003
   ING High Yield Opportunity Fund                                           April 7, 2003
   ING Intermediate Bond Fund                                                April 7, 2003
   ING Lexington Money Market Trust                                          April 7, 2003
   ING Money Market Fund                                                     April 7, 2003
   ING National Tax-Exempt Bond Fund                                         April 7, 2003

ING GET FUND
   ING GET Fund - Series E                                                   July 14, 2003
   ING GET Fund - Series G                                                   July 14, 2003
   ING GET Fund - Series H                                                   July 14, 2003
   ING GET Fund - Series I                                                   July 14, 2003
   ING GET Fund - Series J                                                   July 14, 2003
   ING GET Fund - Series K                                                   July 14, 2003

ING GET FUND (CONT.)
   ING GET Fund - Series L                                                    July 14, 2003
   ING GET Fund - Series M                                                    July 14, 2003
   ING GET Fund - Series N                                                    July 14, 2003
   ING GET Fund - Series P                                                    July 14, 2003
   ING GET Fund - Series Q                                                    July 14, 2003
   ING GET Fund - Series R                                                    July 14, 2003
   ING GET Fund - Series S                                                    July 14, 2003
   ING GET Fund - Series T                                                    July 14, 2003
   ING GET Fund - Series U                                                    July 14, 2003
   ING GET Fund - Series V                                                   March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                          June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                                      January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                          January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                     January 6, 2003
   ING American Funds Growth Portfolio                                      September 2, 2003
   ING American Funds Growth-Income Portfolio                               September 2, 2003
   ING American Funds International Portfolio                               September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                            January 13, 2003
   ING Capital Guardian Managed Global Portfolio                             January 13, 2003
   ING Capital Guardian Small Cap Portfolio                                  January 13, 2003
   ING Developing World Portfolio                                            January 13, 2003
   ING Eagle Asset Capital Appreciation Portfolio                            January 6, 2003
   ING Evergreen Health Sciences Portfolio                                     May 3, 2004
   ING Evergreen Omega Portfolio                                               May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio                                 January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio                       January 6, 2003
   ING Hard Assets Portfolio                                                 January 13, 2003
   ING International Portfolio                                               January 13, 2003
   ING Janus Growth and Income Portfolio                                     January 13, 2003
   ING Janus Special Equity Portfolio                                        January 13, 2003
   ING Jennison Equity Opportunities Portfolio                               January 6, 2003
   ING JPMorgan Small Cap Equity Portfolio                                   January 13, 2003
   ING Julius Baer Foreign Portfolio                                         January 13, 2003
   ING Lifestyle Aggressive Growth Portfolio                                   May 1, 2004
   ING Lifestyle Growth Portfolio                                              May 1, 2004
   ING Lifestyle Moderate Growth Portfolio                                     May 1, 2004
   ING Lifestyle Moderate Portfolio                                            May 1, 2004
   ING Limited Maturity Bond Portfolio                                       January 6, 2003
   ING Liquid Assets Portfolio                                               January 6, 2003
   ING Marsico Growth Portfolio                                              January 13, 2003
   ING Mercury Focus Value Portfolio                                         January 6, 2003

ING INVESTORS TRUST (CONT.)
   ING Mercury Fundamental Growth Portfolio                                 January 6, 2003
   ING MFS Mid Cap Growth Portfolio                                         January 13, 2003
   ING MFS Research Portfolio                                               January 13, 2003
   ING MFS Total Return Portfolio                                           January 13, 2003
   ING PIMCO Core Bond Portfolio                                            January 13, 2003
   ING PIMCO High Yield Portfolio                                           November 5, 2003
   ING Salomon Brothers All Cap Portfolio                                   January 6, 2003
   ING Salomon Brothers Investors Portfolio                                 January 6, 2003
   ING Stock Index Portfolio                                                November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                         January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                                January 13, 2003
   ING UBS U.S. Balanced Portfolio                                          January 6, 2003
   ING Van Kampen Equity Growth Portfolio                                   January 13, 2003
   ING Van Kampen Global Franchise Portfolio                                January 13, 2003
   ING Van Kampen Growth and Income Portfolio                               January 13, 2003
   ING Van Kampen Real Estate Portfolio                                     January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                    June 9, 2003
   ING International Value Fund                                             November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                                              November 3, 2003
   ING Foreign Fund                                                           July 1, 2003
   ING Global Equity Dividend Fund                                          September 2, 2003
   ING Global Real Estate Fund                                              November 3, 2003
   ING International Fund                                                   November 3, 2003
   ING International SmallCap Growth Fund                                   November 3, 2003
   ING Precious Metals Fund                                                 November 3, 2003
   ING Russia Fund                                                          November 3, 2003
   ING Worldwide Growth Fund                                                November 3, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                    June 2, 2003
   ING Aeltus Money Market Fund                                               June 2, 2003
   ING Balanced Fund                                                          June 2, 2003
   ING Bond Fund                                                              June 2, 2003
   ING Classic Principal Protection Fund I                                    June 2, 2003
   ING Classic Principal Protection Fund II                                   June 2, 2003
   ING Classic Principal Protection Fund III                                  June 2, 2003
   ING Classic Principal Protection Fund IV                                   June 2, 2003
   ING Equity Income Fund                                                     June 9, 2003
   ING Global Science and Technology Fund                                     June 2, 2003
   ING Government Fund                                                        June 2, 2003
   ING Growth Fund                                                            June 9, 2003

ING SERIES FUND, INC. (CONT.)
   ING Index Plus LargeCap Fund                                               June 9, 2003
   ING Index Plus MidCap Fund                                                 June 9, 2003
   ING Index Plus Protection Fund                                             June 2, 2003
   ING Index Plus SmallCap Fund                                               June 9, 2003
   ING International Growth Fund                                            November 3, 2003
   ING Small Company Fund                                                     June 9, 2003
   ING Strategic Allocation Balanced Fund                                     June 2, 2003
   ING Strategic Allocation Growth Fund                                       June 2, 2003
   ING Strategic Allocation Income Fund                                       June 2, 2003
   ING Value Opportunity Fund                                                 June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio                             July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                               July 7, 2003
   ING VP Strategic Allocation Income Portfolio                               July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                         July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                    June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                   September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                                   December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                                    March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                                     June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                                   September 10, 2004
   ING GET U.S. Opportunity Portfolio - Series 1                                  TBD
   ING GET U.S. Opportunity Portfolio - Series 2                                  TBD
   ING VP Worldwide Growth Portfolio                                        November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio                             July 7, 2003
   ING VP Growth Portfolio                                                    July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                       July 7, 2003
   ING VP Index Plus MidCap Portfolio                                         July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                       July 7, 2003
   ING VP International Equity Portfolio                                    November 3, 2003
   ING VP Small Company Portfolio                                             July 7, 2003
   ING VP Value Opportunity Portfolio                                         July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                             October 6, 2003
   ING VP Disciplined LargeCap Portfolio                                    October 6, 2003
   ING VP Financial Services Portfolio                                        May 1, 2004
   ING VP Growth + Value Portfolio                                          October 6, 2003

ING VARIABLE PRODUCTS TRUST (CONT.)
   ING VP Growth Opportunities Portfolio                                    October 6, 2003
   ING VP High Yield Bond Portfolio                                         October 6, 2003
   ING VP International Value Portfolio                                     November 3, 2003
   ING VP LargeCap Growth Portfolio                                         October 6, 2003
   ING VP MagnaCap Portfolio                                                October 6, 2003
   ING VP MidCap Opportunities Portfolio                                    October 6, 2003
   ING VP Real Estate Portfolio                                               May 1, 2004
   ING VP SmallCap Opportunities Portfolio                                  October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                               July 7, 2003

ING VP BOND PORTFOLIO                                                         July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                                          November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                                 July 7, 2003

ING VP NATURAL RESOURCES TRUST                                              October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                                           October 6, 2003
   The Bond Portfolio                                                       October 6, 2003
   The Money Market Portfolio                                               October 6, 2003
   The Stock Portfolio                                                      October 6, 2003